SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by Registrant [X]
Filed by a Party other than Registrant [  ]

Check the Appropriate Box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   CTC COMMUNICATIONS CORP.
     (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):
[X]     No Fee Required.
[ ]     Fee computed on table below per Exchange Act
        Rules 14a-6(i)(4) and 0-11.
        1)      Title of each class of securities to which transaction
                applies:
        2)      Aggregate number of securities to which transaction
                applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
        4)      Proposed maximum aggregate value of transaction:
        5)      Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

             1)      Amount Previously Paid:
             2)      Form, Schedule or Registration Statement No.:
             3)      Filing Party:
             4)      Date Filed:

                   Copies of all communications to:
                       LEONARD R. GLASS, ESQ.
                 Law Offices of Leonard R. Glass, P.A.
                     45 Central Ave, P.O. Box 579
                   Tenafly, New Jersey 07670-0579
                           (201) 894-9300

                          CTC COMMUNICATIONS CORP.
                               360 Second Ave.
                        Waltham, Massachusetts 02154

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CTC Communications Corp.

Notice is hereby given that the Annual Meeting of Stockholders of CTC Communications Corp. (the "Company") will be held at the offices of the Company, 360 Second Avenue, Waltham, Massachusetts 02154 on November 16, 1998 at 9:30 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect two persons to the Board of Directors to serve as Class I Directors for three-year terms, and until their respective successors are elected and qualified;

2. To approve a proposal to reorganize the Company as a Delaware holding company organized by the Company by merging a subsidiary of the Delaware holding company into the Company.

3. To approve the Company's 1998 Incentive Plan;

4. To ratify the appointment of Ernst & Young LLP as the independent accountants of the Company for the fiscal year ending March 31, 1999; and

5. To consider and transact any other business that may lawfully come before the meeting or any adjournment thereof.

	The Board of Directors has fixed the close of business on October 9, 1998 as the record date for the determination of stockholders entitled to vote at the Meeting and to receive notice thereof. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting. The stock transfer books of the Company will not be closed.

	Please sign the enclosed proxy and return it in the enclosed envelope.

							By Order of the Board of Directors

							Robert J. Fabbricatore, Chairman
October __, 1998
Mailed at Boston, Massachusetts
	IMPORTANT
STOCKHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY
SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER
THAT THE PRESENCE OF A QUORUM MAY BE ASSURED, A POSTAGE-PAID ENVELOPE IS
PROVIDED FOR MAILING IN THE UNITED STATES.  YOU ARE ENTITLED TO REVOKE YOUR
PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE TO THE COMPANY.
ALSO, IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE
USED.



PROXY STATEMENT

1998 ANNUAL MEETING OF STOCKHOLDERS OF
CTC COMMUNICATIONS CORP.
TO BE HELD NOVEMBER 16, 1998

Approximate Date of Mailing to Stockholders:
October __, 1998


TIME AND PLACE OF MEETING

	This Proxy Statement is furnished to stockholders by the Board of Directors of CTC Communications Corp., a Massachusetts corporation (the "Company"), for solicitation of Proxies for use at the 1998 Annual Meeting of Stockholders to be held on November 16, 1998 at 9:30 a.m., and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting.

	The Company's principal executive offices are located at 360 Second Avenue, Waltham, Massachusetts (781-466-8080).

	Proxies in the form enclosed are solicited on behalf of the Company's Board of Directors. Any stockholder giving a proxy in such form has the power to revoke it at any time before it is exercised by filing a later dated proxy with the Company, by attending the meeting and voting in person, or by notifying the Company of the revocation in a later dated writing to its Clerk at 360 Second Ave., Waltham, MA 02154. Any such proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the instructions indicated on the proxy. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

	VOTING RIGHTS AND VOTE REQUIRED

	As of October 9, 1998 (the "Record Date"), the Company had outstanding and entitled to vote_____________ shares of Common Stock (the "Common Stock") and 666,666 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock"). There is no other class of Common Stock or Preferred Stock of the Company outstanding. Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each outstanding share of Common Stock entitles the record holder to one (1) vote. Each holder of shares of Series A Preferred Stock is entitled to such number of votes for the Series A Preferred Stock held by such holder equal to the lesser of (i) the whole number of shares of the Company's Common Stock issuable upon conversion and exercise of all shares of Series A Preferred Stock and warrants held by such holder and (ii) the number of shares of Series A Preferred Stock held by such holder multiplied by 2.476 (a total of 1,552,220 votes for all such Series A Preferred Stockholders). The holders of the Common Stock and Series A Preferred Stock vote together as a single class.

	The holders of a majority interest of all of the Common Stock and Preferred Stock issued, outstanding and entitled to vote at the meeting, present in person or by proxy, constitute a quorum pursuant to the Company's By-laws. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite amount are present or represented by proxy.

	Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting. The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. Approval of the 1998 Incentive Plan and the ratification of Ernst & Young as accountants for the company for the fiscal year ending March 31, 1999 requires the affirmative vote of a majority of the shares present, in person or by proxy and entitled to vote. The affirmative vote of two-thirds of the shares of the Company's Common Stock and Series A Preferred Stock voting together as a single class outstanding and entitled to vote is required to approve the reorganization of the Company as a holding company incorporated in Delaware.

  The election inspectors will count the total number of votes cast
"for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For purposes of Proposal 2, abstentions and broker non-votes have the effect of a vote cast against such proposals, but neither abstentions nor broker non-votes have any effect on the outcome of voting on Proposals 1,3 and 4.



Security Ownership of Certain Beneficial Owners

	The following table sets forth certain information as of September 30, 1998 with respect to each stockholder known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, the beneficial ownership of the Company's Common Stock by each Nominee for Director, by each continuing Director and by each Named Executive Officer (as defined below) of the Company, and by all of the Directors and Executive Officers of the Company as a group. Based on the information furnished by the beneficial owners of the Common Stock listed below, the Company believes that, except as described below, each such stockholder exercises sole voting and investment power with respect to the shares beneficially owned.



Name and Address                  Number of Shares     Percentage
of Beneficial Owner               Beneficially Owned    of Class
Robert J. Fabbricatore(1)                2,759,891         27.5%
Spectrum Equity Investors II, L.P.(2)    1,558,165         13.5%
Henry Hermann(4)                           215,922          2.2%
Richard J. Santagati(5)                     84,500          *
J. Richard Murphy(6)                        19,334          *
Ralph C. Sillari(7)                          3,834          *
Kevin J. Maroni(2)                       1,558,135         13.5%
Robert A. Nicholson(2)(3)                1,559,171         13.5%
Steven P. Milton(8)                        436,682          4.3%
David E. Mahan(9)                          162,100          1.6%
Michael H. Donnellan(10)                   118,588          1.2%
Anthony J. Vermette(11)                    109,307          1.1%
All directors and executive
officers as a group
(14 persons)(12)                         5,832,932         49.1%
---------------
Less than 1%.
(1)	Includes 62,498 shares owned by Mr. Fabbricatore as trustee of a trust for his children and 1,133,239 shares as a general partner of a family partnership; also includes 43,917 shares issuable upon exercise of options exercisable within 60 days of September 30, 1998. Mr.
Fabbricatore's address is c/o CTC Communications Corp., 360 Second
Avenue, Waltham, Massachusetts 02154.
(2) Includes 187,066 shares issuable upon the exercise of a warrant exercisable within 60 days of September 30, 1998 and 1,344,943 shares issuable upon conversion of Series A Preferred Stock as of September
30, 1998. As general partners of Spectrum Equity Investors II, L.P. ("Spectrum"), Mr. Maroni, Mr. Nicholson, Mr. Collatos and Brion B.
Applegate may be deemed to be beneficial owners of the shares beneficially owned by Spectrum. The address of Spectrum and its general partners is One International Place, 29th Floor, Boston, Massachusetts
02110.
(3) Includes 83 shares issuable upon the exercise of warrants exercisable within 60 days of September 30, 1998 and 853 shares issuable upon conversion of Series A Preferred Stock as of September 30, 1998. The address of Spectrum and its general partners is One International
Place, 29th Floor, Boston, Massachusetts 02110.
(4) Includes 9,750 shares held by Mr. Hermann's spouse and 10,334 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(5) Includes 9,500 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(6) Includes 1,000 shares owned by Mr. Murphy as trustee of a trust for his spouse and 18,334 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(7) Includes 3,334 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(8) Includes 4,500 shares owned by Mr. Milton as trustee of a trust for his children and 45,750 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(9) Includes 95,000 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(10) Includes 98.876 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(11) Includes 83,399 shares issuable upon the exercise of options exercisable within 60 days of September 30, 1998.
(12) Includes the shares described in footnotes (1) through (11) above.

PREFERRED STOCK
As of September 30, 1998, Spectrum owned 657,555 of the 666,666 shares, or
98.6 of the outstanding Series A Preferred Stock of the Company.


	PROPOSAL 1:

	ELECTION OF DIRECTORS

	As provided in the Company's Amended and Restated By-laws ("By-laws"), the Company's Board of Directors must consist of not less than three nor more than eleven members, as determined by the Board of Directors, and that the Board of Directors is classified into three classes, as nearly as equal in number as possible, so that each Director (after a transitional period) will serve for three years, with one class of directors being elected each year. The Board has set the number of Directors at seven, and is currently comprised of two Class I Directors, two Class II Directors and three Class
III Directors.

	The Class I Directors, whose terms of office expire in 1998, are Henry Hermann and Ralph C. Sillari. Messrs. Hermann and Sillari have been nominated to stand for re-election as Class I Directors at the Annual Meeting to hold office until 2001 and until their respective successors are elected and qualified.

	J. Richard Murphy and Richard J. Santagati, presently serving as Class II Directors for terms expiring in 1999 and until their respective successors are elected and qualified, will continue in office .

	Robert J. Fabbricatore, Kevin J. Maroni and William P. Collatos are presently serving as Class III Directors. Mr. Fabbricatore and Mr. Maroni will continue in office, and Mr. Collatos has indicated that he will not continue as a Director after the Annual Meeting. Mr. Robert A. Nicholson, as a designee of the Series A Preferred Stockholders, as been appointed to replace Mr. Collatos as a Class III Director to serve with Mr. Fabbricatore and Mr. Maroni for the term expiring in 2000 and until their respective successors are elected and qualified.

	It is intended that all shares represented by a proxy in the accompanying form will be voted for the election of Henry Hermann and Ralph
C. Sillari as Class I Directors for a three year term unless otherwise specified in such proxy. In the event either of the nominees shall be unable to serve as Director, votes will be cast, pursuant to the authority granted in the enclosed proxy, for such person or persons as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will decline to serve as Director.

	The following table sets forth the name and age of each Director continuing to serve after the Annual Meeting and each Nominee for Director, the period during which he has served as Director and the other capacities in which he currently serves the Company:


							Period		Other Capacities
							Served as		in which
	Name					Age	Director		Currently Serving
	Robert J. Fabbricatore		55	Since 1980		Chairman and
										Chief Executive
										Officer
	Richard J. Santagati		54	Since 1991		None
	J. Richard Murphy			53	Since 1995		None
	Henry Hermann			56	Since 1996		Consultant
	Ralph C. Sillari			43	Since 1997		None
	Kevin J. Maroni			35	Since 1998		None
	Robert A. Nicholson		30	As of 11/16/98	None
-----------------



Class I Directors Standing for Election

	Mr. Hermann became a director of the Company in September 1996. Since November 1997, he has operated Hermann Companies, a financial services company engaged in portfolio management, securities analysis and financial consulting. Mr. Hermann is registered as an Investment Advisor with the State of Texas, a Chartered Financial Analyst and, as an independent contractor, offers general securities through Brokers Transaction Services. From May 1997 to November 1997, he was employed by Kuhns Brothers &
Company, Inc., as a principal and Executive Vice President. For the previous nine years, he was employed by WR Lazard, Laidlaw and Luther, Inc., a securities brokerage firm, as Vice President, Securities Analyst and Portfolio Manager. Mr. Hermann has been an NASD Board of Arbitrators Member since 1991. Mr. Hermann has provided financial consulting services to the Company since 1993.

	Mr. Sillari became a director of the Company in October 1997. Since 1991, Mr. Sillari has been employed by Fleet National Bank where he is currently an Executive Vice President in the Business and Entrepreneurial Services Division located in Boston, Massachusetts.

Class II Directors Whose Terms Expire in 1999

	Mr. Santagati became a director of the Company in September 1991. He has been the President of Merrimack College in North Andover, Massachusetts since 1994. Mr. Santagati was a partner of Lighthouse Management, Inc., a private investment firm located in Boston, Massachusetts from 1991 to 1993 and, from 1991 to February 1994, the Chairman of the Board, Chief Executive Officer and President of Artel Communications Corp., a publicly held data communications firm located in Hudson, Massachusetts.

	Mr. Murphy became a Director of the Company in August 1995. Mr. Murphy has been the Director of the Financial Consulting Group of Moody, Cavanaugh and Company, LLP, a North Andover, Massachusetts public accounting firm, since April 1996. Mr. Murphy was an officer, director and principal stockholder (ii) from 1990 to 1995 of Arlington Data Corporation, a systems integration company located in Amesbury, Massachusetts; (ii) from 1992 to 1996 of Arlington Data Consultants, Inc., a company engaged in the installation and maintenance of computer systems and hardware; and (iii) from 1994 to 1996 of Computer Emporium, Inc., a company engaged in processing parking violations for municipalities. In June 1996, Arlington
Data Corporation filed for bankruptcy under Chapter 11 of the Bankruptcy
Code.

Class III Directors Whose Terms Expire in 2000

	Mr. Robert Fabbricatore, a founder of the Company and a Director since its inception in 1980, became Chairman of the Board of Directors in March
1983 and served as President from October 1993 to August 1995. Robert Fabbricatore is the brother of Thomas Fabbricatore, Vice President - Regulatory and Electronic Media.

	Mr. Maroni became a director of the Company in April 1998 as a one of the two designees of the Series A Preferred Stockholders. Mr. Maroni is a General Partner of Spectrum Equity Investors II, L.P. ("Spectrum") which he joined in 1994. Spectrum is a leading private equity fund which manages
$360 million of capital for investment in the communications and media industries. Prior to joining Spectrum, he served as Manager, Finance and Development at Time Warner Telecommunications, where he was involved in corporate development projects. Mr. Maroni is a director of Pathnet, Inc., Formus Communications, Inc., WNP Communications, Inc. and American Cellular Corp.

	Mr. Nicholson as the designee of the Series A Preferred Stockholders, is the Class III Director replacing Mr. Collatos, who is not standing for reelection. Mr. Nicholson joined Spectrum in 1995 as a Vice President, and became a Partner of Spectrum in July 1998. Spectrum is a leading private equity fund which manages $360 million of capital for investment in the communications and media industries. Prior to joining Spectrum, Mr. Nicholson was an Associate Consultant and then Consultant at Bain & Company (1990-1993), a leading strategy consulting firm, where he was responsible for strategy and operations projects in the communications industry. Mr. Nicholson currently serves as a Director of 3460983 Canada Inc., a Canadian competitive local exchange carrier. Mr. Nicholson received an MBA with high distinction from Harvard University in 1995 and a bachelor's degree with honors, cum laude, from Williams College in 1990.

Voting Agreement

	Pursuant to a Voting Agreement dated April 10, 1998 between Robert J. Fabbricatore and certain of his affiliates and Spectrum, Mr. Fabbricatore and certain of his affiliates agreed to vote at each annual or special meeting at which directors of the Company are to be elected all of the shares of Common Stock held by them in favor of two persons designated by a majority of the outstanding shares of Series A Preferred Stock as nominees for directors, subject to certain limitations based on the number of shares of Series A Preferred Stock outstanding at any time. As of the record date, Spectrum owned 657,555 of the 666,666 shares, or 98.6%, of the Series
A Preferred Stock outstanding.

Kevin J. Maroni and William P. Collatos, general partners of Spectrum and designees of the Series A Preferred Stockholders, were elected Class III directors of the Registrant effective April 10, 1998. Mr. Collatos has elected not to continue as a Director after the 1998 Annual Meeting of Stockholders, and Mr. Nicholson has been named as the designee of the Series A Preferred Stockholders to serve in Mr. Collatos' place and stead.

Certain Relationships And Related Transactions

	The Company leases from trusts, of which Robert J. Fabbricatore, the Company's Chairman and Chief Executive Officer, is a beneficiary, office space in Springfield, Massachusetts and southern New Hampshire. Rental payments under the leases totaled approximately $133,000 for the fiscal year ended March 31, 1998 ("Fiscal 1998") and approximately $66,000 for the six months ended September 30, 1998. The Company subleases part of its Waltham facility at its cost to Comm-Tract Corp., a company in which Mr. Fabbricatore is a principal stockholder. Sublease income totaled $119,416 for Fiscal 1998 and approximately $80,000 for the six months ended
September 30, 1998. The Company also contracts with Comm-Tract Corp. for the installation of telephone lines and for the service and maintenance of equipment marketed by the Company. During Fiscal 1998 and the six months ended September 30, 1998, Comm-Tract Corp. provided the Company with services, inventory and equipment aggregating $233,034 and approximately $157,000 respectively. The Company believes that the payments to the trusts and Comm-Tract Corp. are comparable to the costs for such services, inventory and equipment, and for rentals of similar facilities, which the Company would be required to pay to unaffiliated individuals in arms-length transactions.

	In connection with the exercise of Company stock options in the fiscal year ended March 31, 1995, Steven P. Milton was advanced the sum of $135,825 by the Company, which remained outstanding at September 30, 1998.
The loan is payable on demand and bears interest at 8.0% per annum.

Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the ''Commission'') initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

	To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and, with respect to its officer and directors, written representations that no other reports were required, during Fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with. In making the foregoing statement, the Company has relied on the written representations of its directors and officers and copies of the reports that have been filed with the Commission.

Committees of the Board of Directors

	The Company has established an Audit Committee, Compensation Committee and a Nominating Committee.

	The Audit Committee consists of Messrs. Murphy and Hermann. The Audit Committee is responsible for reviewing the internal accounting controls of the Company, meeting and conferring with the Company's certified public accountants and reviewing the results of the accountants' auditing engagement. During the fiscal year ended March 31, 1998, the Audit
Committee held one meeting.

	The Compensation Committee consists of Messrs. Maroni, Santagati and Murphy. The Compensation Committee establishes compensation and benefits for the Company's senior executives. The Committee also determines the number and terms of stock options granted to employees, directors and consultants of the Company under the Company's stock option plans. During the fiscal year ended March 31, 1998, the Compensation Committee held three meetings.

	The Nominating Committee consists of Messrs. Santagati, Murphy and Sillari. The Nominating Committee recommends candidates for nomination to the Board of Directors. The Committee also reviews and makes recommendations regarding compensation for non-employee directors. The Nominating Committee does not consider nominees recommended by security holders. During the fiscal year ended March 31, 1998, the Nominating Committee held two meetings.

	During the fiscal year ended March 31, 1998, the Board of Directors held 11 meetings and took action by unanimous written consent on three occasions. All directors and committee members attended their respective meetings.

Director Compensation

	Directors of the Company who are employees do not receive compensation for their services as directors. Directors who are not employees receive an annual retainer of $10,000. On May 16, 1997, the Company granted to Messrs. Hermann, Murphy and Santagati stock options to purchase 10,000, 10,000 and 15,000 shares, respectively, of its Common Stock at a purchase price of $7.44 per share. On October 20, 1997, the Company granted to Mr. Sillari a stock option to purchase 10,000 shares of its Common Stock at a purchase price of $8.25 per share upon his becoming a director of the Company. These options were repriced on March 20, 1998 to $7.19 per share.

Executive Officers and Significant Employees

	The following table sets forth the name and age of each executive officer and significant employee of the Company and the office held.

Name					 Age			 Current Office Held
Robert J. Fabbricatore		55			Chairman, Chief Executive
								Officer
Steven P. Milton				44			President, Chief Operating
								Officer
Steven C. Jones				35			Executive Vice President,
								Chief Financial Officer and
								Director of
								Corporate Development
John D. Pittenger				45			Executive Vice President-
								Finance and Administration,
								Treasurer and Clerk
David E. Mahan				56			Vice President-Marketing
								and Strategic Planning
Michael H. Donnellan		44			Vice President-Operations
Thomas Fabbricatore		39			Vice President-Regulatory
								and Electronic Media
Anthony D. Vermette		37			Vice President-Sales
Frederick Kunzi				__			Vice President and Chief
								Technology Officer
Jeffrey C. Lavin				__			Vice President-Corporate
								Development

	Mr. Milton has been employed by the Company since 1984 and has served as President and Chief Operating Officer since August 1995. Prior to that, he held various positions within the Company including Branch Manager, District Manager, Regional Manager and, most recently, Vice President-
Sales and Marketing.

	Mr. Jones joined the Company in early 1998 and has served as an Executive Vice President and Chief Financial Officer since April 1998. From 1994 to April 1998, Mr. Jones worked in the telecommunications investment banking division of Merrill Lynch & Co., most recently as a Vice President. From 1991 to 1994, Mr. Jones was an Associate at BT Securities Corp.

	Mr. Pittenger has served as Executive Vice President-Finance and Administration since April 1998 and as Treasurer and Clerk of the Company since August 1989. Mr. Pittenger served as Vice President-Finance from 1991 until April 1998, and as Chief Financial Officer from 1989 to April 1998.

	Mr. Mahan joined the Company in October 1995 as Vice President-Marketing and Strategic Planning and in June 1996 became an executive officer of the Company. Prior to joining the Company, Mr. Mahan held a number of senior management level positions with NYNEX, most recently as Vice President-Sales Channel Management from 1993 to 1995.

	Mr. Donnellan has been employed by the Company since 1988 in a number of positions. He was named Vice President-Operations in 1995 and became an executive officer of the Company in October 1997.

	Mr. Thomas J. Fabbricatore joined the Company in 1982. He was named Vice President-Regulatory and Electronic Media in 1991 and became an executive officer of the Company in October 1997. Thomas Fabbricatore is the brother of Robert J. Fabbricatore.

	Mr. Vermette has been employed by the Company in a variety of positions since 1987. Mr. Vermette was named Vice President-Sales in 1996 and became an executive officer in October 1997.

	Mr. Kunzi joined the Company as a Vice President and Chief Technology Officer in September 1998. Mr. Kunzi has over 25 years experience in information technology. From 1985 to September 1998, he was employed by Digital Equipment Corporation, most recently as Senior Manager, Global Network Services where he was responsible for Digital's worldwide enterprise network infrastructure serving over 60,000 domestic and international clients.

	Mr. Lavin joined the Company in June 1998 as Vice President-Corporate Development. Mr. Lavin has extensive sales and operational management experience. From 1997 to June 1998, Mr. Lavin was Vice President of Sales, Americas/Asia Pacific for NovaSoft Systems, Inc., a venture capital funded corporation providing enterprise Intranet integrated workflow and document management solutions to its clients. From 1979 to 1996, Mr. Lavin was employed by Comlink Incorporated, a communications networking value added reseller, most recently as Senior Vice President, Network Systems.
Following Comlink's acquisition in 1996 by WilTel (Williams Communications Solutions LLC), Mr. Lavin served as Vice President and General Manager.

	For a description of the business background of Mr. Robert Fabbricatore see "Class III Directors Whose Terms Expire in 2000" above.


OPTION REPRICING

	The Company has had one option repricing since its inception. On March 20, 1998, all options with an exercise price in excess of $7.00 per share were repriced to provide for a $7.19 exercise price. The following table sets forth certain information regarding the repricing of options held by the Company's Chief Executive Officer and each of the four other most highly paid executive officers of the Company ("Named Executive Officers"):

                                   NUMBER OF    MARKET
                                  SECURITIES    PRICE         EXERCISE              EXPIRATION
                                  UNDERLYING   OF STOCK       PRICE AT        NEW      DATE OF
                                   REPRICED   AT TIME OF      TIME OF      EXERCISE   REPLACED
NAME                       DATE     OPTIONS   REPRICING      REPRICING       PRICE     OPTIONS
- --------------------  -----------  ---------  ---------  ----------------  --------  -------
Robert J. Fabbricatore    3/20/98     75,000     $7.19        $8.18        $7.91      5/16/02
Steven P. Milton          3/20/98     75,000      7.19         7.44         7.19      5/16/02
Anthony D. Vermette       3/20/98     50,000      7.19         7.44         7.19      5/16/02
Michael H. Donnellan      3/20/98     40,000      7.19         7.44         7.19      5/16/02
David E. Mahan            3/20/98     80,000      7.19         7.44         7.19      5/16/02

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

	During the fiscal year ended March 31, 1998, the Compensation Committee, then comprised of two independent non-employee directors, made decisions regarding executive compensation. The Compensation Committee is currently comprised of three independent non-employee directors. The Compensation Committee is charged with establishing and administering the policies and plans which govern compensation for executive officers, including those individuals listed in the compensation tables in this proxy statement. The Compensation Committee also determines the number and terms of stock options granted to employees, directors and consultants of the Company under its stock option plans.

	Compensation Policies. The Company's executive compensation philosophy is to provide compensation opportunities for its officers which are competitive within the Company's industry and community so that the Company can attract and retain high quality executives and to align the interests of the Company's executives and its stockholders by providing for payment of a significant portion of executive compensation in the form of bonuses based on the Company's sales performance. Thus, the value generated for the Company's stockholders is a key factor in determining the value ultimately received by the executive officers.

	Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the scope of the duties and responsibilities for each officer's position. Annual increases are provided in base salary to further protect the Company's vested interest due to their prior service and key strategic roles.

	Bonus. Each executive officer receives a bonus conditional upon the achievement of certain quarterly performance goals set by management.
During the three fiscal years ended March 31, 1998, the Company has exceeded the performance goals. The establishment of performance goals is believed by the Committee to be the most objective measurement of executive performance during the relevant period, where the overriding objective of the Company is to build its business by increasing sales.

	Stock Options. Incentive stock options are granted to executive officers at the discretion of the Stock Option Committee. Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of the grant. Stock options become exercisable in full in installments over periods of three or more years and have terms of up to ten years from the date of the grant. Such stock options thus provide incentive for the creation of stockholder value over the long term since the full benefit of the option cannot be realized unless an appreciation in the price of the Company's common stock occurs over a specified number of years and the executive officer remains employed for the periods required for the stock options to become exercisable.

	CEO Compensation. During the fiscal years ended March 31, 1998, 1997 and 1996 the Company's most highly compensated officer was Robert J. Fabbricatore, Chairman of the Board and Chief Executive Officer, who received a base salary of $240,000 and bonuses aggregating $60,000.

	Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code denies publicly held companies a deduction for compensation paid to a named executive officer in a taxable year to the extent it exceeds $1 million per officer, unless the compensation qualifies as "performance based compensation." The Committee has no present policy in respect of Section 162(m) because compensation paid to any named executive officer of the Company does not reach $1 million.

                    The Compensation Committee
             J. Richard Murphy and Richard J. Santagati


Compensation Tables

	The following summary compensation table sets forth information concerning the compensation paid or accrued by the Company to or on behalf of the Named Executive Officers during the fiscal year ended March 31, 1998.


Summary Compensation Table

                                Annual Compensation            Long-Term Compensation
                        ----------------------------   -------------------------------------
                                                        Other        Securities      All
                                                        Annual       Underlying     Other
Name and Principal                Salary     Bonus    Compensation   Options       Compen-
Position                  Year     ($)        ($)         ($)          (#)(1)      sation(2)
------------------        ----    ------     ----      -----------  -------------  -------
Robert J. Fabbricatore,   1998     240,000    60,000      -          150,000        $19,550
Chairman and Chief        1997     240,000    60,000      -            -             18,075
Executive Officer         1996     240,000    60,000      -            -             16,100

Steven P. Milton,         1998     100,000    40,000      5,200      150,000          4,200
President and             1997     100,000    40,000      5,200        -              4,075
Chief Operating Officer   1996     100,000    40,000      5,200        -              4,200

Anthony D. Vermette,      1998      86,647    58,424      4,000      100,000          3,456
Vice President            1997      80,000    54,198      4,000        -              3,776
                          1996      80,000    28,000      4,000        -              3,240

Michael H. Donnellan,     1998      92,500     4,000      4,000       80,000          3,975
Vice President of         1997      80,000    32,000      4,000        -              3,360
Operations                1996      63,000   132,119      4,000        -              3,887

David E. Mahan            1998     100,000    40,000      5,004      260,000          4,075
Vice President-Market     1997     100,000    40,000      5,004        -              4,075
Planning & Development    1996(3)   50,000    20,000      2,500      100,000            -

(1)	On March 20, 1998, the Company repriced all previously granted options that had an exercise price in excess of $7.00 per share. Includes 75,000, 75,000, 50,000, 40,000 and 180,000 shares underlying options previously granted to Messrs. Fabbricatore, Milton, Vermette, Donnellan, and Mahan,
respectively, that were canceled as a result of the repricing.
(2)	Includes 50% matching contributions in the amounts of $4,750, $4,200, $4,200, $3,456, $3,975 and
$4,075 accrued on behalf of Messrs. Fabbricatore, Milton, Vermette, Donnellan, and Mahan,
respectively, to the CTC Communications Corp. 401(k) Savings Plan. Also included is the actuarial benefit in the amount of approximately $14,800 on the "split-dollar" life insurance policy for the benefit of Mr. Fabbricatore.
(3)	Mr. Mahan commenced employment with the Company on October 1, 1995.



The following table sets forth information concerning option grants and option holdings for the fiscal year ended March 31, 1998 with respect to the Named Executive Officers.

Option/SAR Grants in Last Fiscal Year


                                % of Total                Potential Realizable Value
                                  Options/                  at Assumed Annual Rates
                         No. of     SARs                         of Stock Price
                       Securities Granted to                     Appreciation
                       Underlying Employees  Exercise           for Option Term
                        Options   in Fiscal  Price   Expiration --------------------
     Name              Granted(#)    Year    ($/Sh)    Date       5%($)     10%($)
Robert J. Fabbricatore   75,000(1)    3%    $8.18     5/16/2002  $ 98,339   $284,788
                         75,000       3%     7.91     5/16/2002    95,033    275,216

Steven P. Milton         75,000(1)    3%     7.44     5/16/2002   154,124    340,573
                         75,000       3%     7.19     5/16/2002   148,943    329,126

Anthony D. Vermette      50,000(1)    2%     7.44     5/16/2002   102,749    227,049
                         50,000       2%     7.19     5/16/2002    99,296    219,417

Michael H. Donnellan     40,000(1)    1%     7.44     5/16/2002    82,199    181,639
                         40,000       1%     7.19     5/16/2002    79,436    175,534

David E. Mahan           80,000(1)    3%     7.44     5/16/2002   164,399    363,278
                         80,000       3%     7.19     5/16/2002   158,873    351,068
                        100,000       4%     7.19    10/02/2002   198,391    438,835
---------------------

(1)  Canceled as a result of option repricing.


The following table sets forth information cerning the exercise of options by the Named Executive Officers during the fiscal year ended March 31, 1998 and the March 31, 1998 aggregate value of unexercised options held by each of the Named Executive Officers.



AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

                      Shares                    Number of Securities           Value of Unexercised
                    acquired on    Value        Underlying Unexercised       In-the-Money Options at
Name                exercise (#)  Realized($)   Options at FY-End (1)        Fiscal Year End ($)(1)(2)
----------------    ------------  -----------  --------------------------   ---------------------------
                                               Exercisable  Unexercisable   Exercisable  Unexercisable
                                               -----------  -------------   -----------  -------------
Robert J. Fabbricatore     -           -         25,167         83,389       143,704       106,401
Anthony D. Vermette      13,251     142,484      59,649         69,500       412,913       209,731
Michael H. Donnellan       -           -         77,626         61,750       545,503       208,188
Steven P. Milton           -           -         27,000         84,000       161,487       166,329
David E. Mahan             -           -         50,000        130,000        75,000       195,000
------------

(1) All shares and amounts, as necessary, have been adjusted to reflect the 25% Common Stock dividend effected in March 1995, the three-for-two stock split effected in July 1995 and the two-for-one stock split effected in October 1995.
(2) Assumes a fair market value of the Common Stock of the Company at March 31, 1998 of $8.69 per share.



The Company made no Long-Term Incentive Plan Awards during the fiscal year ended March 31, 1998. The Company has no defined benefit or actuarial plan.

Employment Agreement

	Mr. Jones is currently employed as Executive Vice-President, Chief Financial Officer and Director of Corporate Development pursuant to an agreement dated as of February 27, 1998. The agreement provides for an initial term of three years and will automatically be extended for additional one-year periods on the anniversary of the Effective Date (as defined therein) provided that neither Mr. Jones nor the Company gives notice of termination 90 days prior to any such anniversary. Under this agreement, Mr. Jones is entitled to receive an annual salary of $150,000. Mr. Jones is eligible to receive an annual bonus of at least $75,000 based upon the achievement of certain performance objectives. Pursuant to his employment agreement, Mr. Jones was granted options to purchase 300,000 shares of Common Stock exercisable at $7.06 per share and vesting over a three year period. If the Company terminates Mr. Jones without cause, or Mr. Jones terminates the agreement for (i) ''good reason'' as defined therein or (ii) in connection with a change of control, Mr. Jones is entitled to a severance payment equal to a lump sum amount in cash, equal to the sum of (i) two year's base salary at the highest annual base salary then in effect and (ii) the greater of twice his highest annual bonus or $150,000.


Performance Graph

	The following table shows a comparison of cumulative total return to stockholders for the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Telecommunications Index* for the period March 31, 1993 through March 31, 1998. Assumes $100 invested on March 31, 1993 in CTC Communications Corp. Common Stock, the Nasdaq Composite Index and the Nasdaq Telecommunications Index.*

                                    1993    1994   1995     1996    1997     1998
                                   ------  ------ ------ -------- ------- ---------
CTC Communications Corp.           100.00   76.00  425.00  1335.00  870.00  1042.50
Nasdaq Stock Market (US Companies) 100.00  107.77  119.39   161.17  179.50   272.61
Nasdaq Telecommunications Stocks   100.00   88.89   91.00   122.36  112.97   217.35

* The Nasdaq Telecommunications Index began trading in November 1993.

Board Recommendation

	The Board of Directors recommends that the stockholders vote FOR the election of the nominees named above.

                               PROPOSAL 2:

THE PROPOSED REORGANIZATION OF THE COMPANY AS A DELAWARE HOLDING
COMPANY ORGANIZED BY THE COMPANY BY MERGING A SUBSIDIARY
OF THE DELAWARE HOLDING COMPANY INTO THE COMPANY

GENERAL

	The Board of Directors has unanimously approved a proposal for the reorganization of the Company as a holding company incorporated in Delaware by merging a subsidiary of a Delaware holding company organized by the Company into the Company (the "Reorganization"). Under the terms of a Loan and Security Agreement between the Company, as Borrower, and Goldman Sachs Partners L.P. and Fleet National Bank, as Lenders ("Loan and Security Agreement"), under the terms of which the Lenders provided a $75 million senior secured revolving credit facility, the Company is obligated no later than December 7, 1998 to obtain the approval of the Company's Board of Directors and shareholders for the organization of a Delaware holding corporation.

To accomplish the Reorganization, the Company organized CTC Telecom
Corp. under the laws of the State of Delaware ("CTC Telecom" or "Delaware Holding Company") and CTC-Newco, Inc. ("CTC-Newco" or "Delaware Subsidiary"), as a Delaware subsidiary of the Delaware Holding Company.

In order to complete the Reorganization, the Company, as a provider of long distance services, will require the approval of the applicable state regulatory agencies in Ohio, North Carolina, Minnesota and California.



Under the terms of an Agreement and Plan of Merger (the "Merger
Agreement"), a copy of which is attached hereto as Appendix A, CTC-Newco will merge into the Company which will continue to exist as a Massachusetts corporation and carry out its existing business and all of the issued and outstanding common and preferred stock of the Company will be converted into a like number of shares of common and preferred stock of the Delaware Holding Company. Following the merger, the Delaware Holding Company will pledge the shares of the Company to the Lenders as collateral for the Goldman Sachs/Fleet Bank loan.

	In addition to complying with the obligation under the Loan and Security Agreement to effect the Reorganization, the Board of Directors believes that a holding company structure would allow the Company to create levels of debt for more effective financing. For example, the Company could issue a structurally junior financing as a holding company.

The Board of Directors further believes that it is beneficial and important that the Company also obtain the advantages of Delaware law. The Board believes the proposed change in domicile is in the best interests of the Company and its stockholders for several reasons, including: (i) the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs, (ii) the more favorable and predictable corporate environment afforded by Delaware to corporate directors and officers, and (iii) the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and with respect to anti-takeover measures.

CAPITALIZATION OF THE DELAWARE HOLDING COMPANY

	The Delaware Holding Company has an authorized capital consisting of 100,000,000 shares of Common Stock, par value $.01 per share and 10,000,000 shares of undesignated Preferred Stock.

Article 3 of the Company's Articles of Incorporation currently authorize the Company to issue up to 25,000,000 shares of Common Stock, par value $.01 per share, and up to 1,000,000 shares of "blank check" Preferred Stock, $1.00 par value per share, of which _______ shares Common Stock are outstanding and 666,666 shares of Series A Preferred Stock are outstanding. In addition to the shares of Common Stock outstanding, the Board of Directors has reserved for issuance ______ shares of Common Stock which may be issued upon exercise of options currently held by employees, 188,888 shares of Common Stock reserved for issuance upon exercise of outstanding Common Stock Purchase Warrants and 1,333,332 shares reserved for issuance upon conversion of the Series A Preferred Stock. As a result, the Company has at the present time, ______ shares of authorized but unissued and uncommitted shares of Common Stock available for issuance. Under the Company's existing stock option plans, up to _______ shares may be issued as a result of the grant and exercise of employee stock options. In addition, if stockholders approve the adoption of the 1998 Incentive Plan, and additional 1,500,000 shares will be reserved for issuance upon the exercise of options granted under the Incentive Plan.

	Although at present, the Board of Directors has no plans to approve future issuances of additional shares of Common Stock, it desires to have such shares available to providgbe additional flexibility for business and financial purposes in the future. The additional shares may be used under Delaware law, without further shareholder approval, including, without limitation, issuing additional dividends in the form of stock splits, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company's business or product lines through the acquisition of other businesses.

	The additional shares of Common Stock that would become available for issuance could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

	The Certificate of Incorporation of the Delaware Holding Company will vest in the Board of Directors the authority to designate one or more additional series of Preferred Stock. Such provisions are often referred to as "blank check" provisions, since they afford the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of Preferred Stock and to determine the designations, preferences and limitations of each such series, including, but not limited to, (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of the Company and (viii) other relative rights, preferences and limitations of such series.

	If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefore, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of the Company. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

	Increasing the number of authorized shares of Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating a series of Preferred Stock customized to meet the needs of any particular transaction and market conditions. The Company also could issue Preferred Stock for other corporate purposes such as to raise capital, implement joint ventures or to make acquisitions. In addition, while the proposed amendment to authorize additional shares of preferred stock is not designed to deter or to prevent a change in control, under certain circumstances, the Company could use the Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. In addition, the issuance of additional Preferred Stock at below market rates would dilute the value of the outstanding securities of the Company. The Company could also privately place such shares with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. The Company does not currently have any plans, agreements, commitments or understandings with respect to the issuance of additional shares of Preferred Stock.

	The Board of Directors of the Company believes that it is necessary for the Company to permit additional shares of Preferred Stock to be issued by the Board of Directors of the Company in the future, to the extent deemed advisable by the Board.

	The Certificate of Incorporation of the Delaware Holding Company is attached to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix A. The Board of Directors has unanimously approved the Merger Agreement for submission to the Company's stockholders.

The Merger Agreement provides for the issuance of Common Stock and Preferred Stock of the Delaware Holding Company on a share-for-share basis to the stockholders of the Company which will then become a wholly-owned subsidiary of the Delaware Holding Company. The Company will continue to operate under the name "CTC Communications Corp." as a Massachusetts corporation. The officers and directors of the Delaware Holding Company will initially be the same as the officers and directors of the Company.

	Except as described below, stockholders of CTC Telecom Corp., as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Massachusetts corporation, except for changes inherent in being incorporated in Delaware rather than in Massachusetts. A summary of these changes, as they might affect the stockholders, are discussed below in the section entitled "Significant Changes Caused by the Reorganization."

	In addition, in connection with the Reorganization, CTC Telecom Corp. will adopt the Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, attached as "Appendix B" and "Appendix C" to this Proxy Statement. Approval of the Merger Agreement by the stockholders will also constitute approval of the Certificate of Incorporation and Bylaws of CTC Telecom Corp.

REASONS FOR THE REORGANIZATION

Predictability, Flexibility and Responsiveness to Corporate Needs.
Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized chancery courts to deal with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law construing Delaware's corporate law. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in the Company's legal affairs than is presently available under Massachusetts law.

     Directors and Officers. The Board believes that organizing a holding company under Delaware law will enhance the Company's ability to attract and retain qualified directors and officers. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Massachusetts law. The intense competition that has characterized the telecommunications industry has greatly expanded the challenges and risks facing the directors and officers of companies within the telecommunications industry. To date, the Company has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

	The Board believes that reincorporation in Delaware will continue to provide appropriate protection for stockholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and cannot be, eliminated under Delaware law for
(i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock or (iv) any transactions from which the director derived an improper personal benefit.

Takeover Response. The Company does not currently have in place measures designed to protect stockholder interests in the event of a hostile takeover attempt against the Company. The Company intends to consider such measures in the future. Many of such measures have not been as fully tested in the Massachusetts courts as in the Delaware courts. As a result, Delaware law affords greater certainty that any such measures would be interpreted, sustained and applied in accordance with the intentions of the Board. In general, Delaware case law provides a well developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. The Board believes that such measures and related Delaware law will help the Board to protect the Company's corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to the Company's stockholders.

REORGANIZATION PROCEDURE

     The proposed Reorganization would be accomplished by merging CTC-Newco into the Company, and the Company will become a wholly-owned Massachusetts subsidiary of the newly organized CTC Telecom Corp. pursuant to the Merger Agreement. The Merger will not result in any change in the Company's name, state of incorporation, business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     On the effective date of the proposed Reorganization, each outstanding share of Common Stock and Preferred Stock of the Company will automatically convert into one share of Common Stock and one share of Preferred Stock, respectively, of CTC Telecom, and stockholders of the Company will automatically become stockholders of CTC Telecom. At the effective time of the Reorganization, the number of outstanding shares of common stock and preferred stock of CTC Telecom will be equal to the number of shares of Common Stock and Preferred Stock of the Company outstanding immediately prior to the effective time of the merger. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of CTC Telecom, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1993 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, the Employee Stock Purchase Plan, the Employee Stock Benefit Plan and the 401(k) Savings Plan, and, upon approval of the stockholders, the 1998 Incentive Plan, will be adopted and continued by CTC Telecom following the Reorganization. For a description of the 1998 Incentive Plan see Proposal 3. The Company's stockholders should recognize that approval of the proposed Reorganization will constitute approval of the adoption and assumption of those plans by CTC Telecom.

     No action need be taken by the Company's stockholders to exchange their stock certificates as a result of the Reorganization. Certificates for shares of the Company's stock will automatically represent an equal number of shares of CTC Telecom stock upon completion of the merger.

INTERESTS OF THE COMPANY'S DIRECTORS AND OFFICERS

     The Company's stockholders should be aware that reincorporation in Delaware may be of benefit to the Company's directors by reducing the directors' potential personal liability and increasing the scope of permitted indemnification, by strengthening the directors' ability to resist a takeover bid, by limiting the ability of stockholders to remove directors, and in other respects. The Reorganization is not intended to and will not affect the rights of any of the parties to any of the lawsuits to which the Company is a party. For a more complete discussion of the principal differences between Massachusetts and Delaware law and the charters and bylaws of the Company and CTC Telecom as they affect stockholders, see "Significant Changes Caused by the Reorganization".

     In considering the Reorganization proposal, the Company's stockholders should be aware that the overall effect of the Reorganization may be to make it more difficult for holders of a majority of the outstanding shares of the Company's Common Stock to replace directors or to remove existing management in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors and management or otherwise desire to make changes. In particular, the Reorganization could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board. This in turn could enable the Board to resist the desires of a majority of the stockholders. However, the Board believes that the Company's directors will be committed to, and will act in, the interests of the Company and its stockholders, and not for self-entrenchment.

SIGNIFICANT CHANGES CAUSED BY THE REORGANIZATION

     In general, the Company's corporate affairs are governed at present by the corporate law of Massachusetts, the Company's state of incorporation, and by the Articles of Organization and By-Laws of the Company (the "Massachusetts Articles" and the "Massachusetts Bylaws," respectively, and the "Massachusetts Articles and Bylaws" collectively), which have been adopted pursuant to Massachusetts law. The Massachusetts Articles and Massachusetts Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to CTC Communications Corp., 360 Second Ave., Waltham, Massachusetts, 02154. Attention: John D. Pittenger, Executive Vice President-Finance and Administration, Treasurer and Clerk.

     If the Merger Agreement is adopted and approved, CTC-Newco, the wholly-owned subsidiary of CTC Telecom, will merge into the Company. Following the Reorganization, issues of corporate governance and control would be determined under Delaware rather than Massachusetts law. The Massachusetts Articles and Bylaws, will, in effect, be replaced by the Certificate of Incorporation and By-Laws of CTC Telecom (the "Delaware Certificate" and the "Delaware Bylaws," respectively, and the "Delaware Certificate and Bylaws" collectively). Accordingly, it is important for stockholders to understand the differences among these documents and between Delaware and Massachusetts law in deciding whether to approve the Reincorporation.

     A number of differences between Massachusetts and Delaware law and among the various charter documents of the Company and CTC Telecom are summarized below. The following discussion summarizes the more important differences in the corporation laws of Delaware and Massachusetts and does not purport to be an exhaustive discussion of all of the differences. Such differences can only be determined in full by reference to the Massachusetts General Laws Annotated (the "MGLA") and to the Delaware General Corporation Law (the "DGCL") and to the case law interpreting these statutes. In addition, both Massachusetts and Delaware law provide that many of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

SPECIAL MEETING OF STOCKHOLDERS

     The DGCL provides that special meetings of stockholders may be called only by the directors or by any other person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Delaware Bylaws provide that special meetings may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is not a Chief Executive Officer, the President) or the CTC Telecom board of directors.

     Under the MGLA, special meetings of stockholders of a corporation with a class of voting stock registered under the Securities Exchange Act of 1934, unless otherwise provided in the articles of organization or bylaws, must be called by the Clerk (or, in certain circumstances, any other officer) upon written application by stockholders who hold at least 40% in interest of the capital stock entitled to vote thereon. The Massachusetts Bylaws provide that special meetings of stockholders may be called by the President or by the board of directors of the Company, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer upon written application of stockholders who hold at least 40% in interest of the capital stock entitled to be voted at the proposed meeting.

VOTING REQUIREMENTS AND QUORUMS FOR STOCKHOLDER MEETINGS

     Under the DGCL, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or bylaws specify a different percentage, but in no event may a quorum consist of less than one-third of the shares entitled to vote at the meeting. Under the DGCL, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless the DGCL, the certificate of incorporation or the bylaws specify a different voting requirement.

     The Delaware Bylaws provide that, except as otherwise provided by law or in the Delaware Certificate or Delaware Bylaws, the holders of a majority of the issued and outstanding stock of CTC Telecom entitled to vote shall constitute a quorum for the transaction of business. The Delaware Bylaws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the total vote cast, unless the Delaware Certificate, Delaware Bylaws or DGCL requires a higher percentage of affirmative votes.

     Under the MGLA, unless the articles of organization or bylaws provide otherwise, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters, the MGLA does not prescribe the percentage vote required for stockholder action.

     Under the Massachusetts Bylaws, a majority of the shares of the Company then outstanding and entitled to vote constitutes a quorum for the transaction of business. The Massachusetts Bylaws provide, except where a different vote is required by law, the Massachusetts Articles or the Massachusetts Bylaws, all questions shall be determined by a vote of a majority of each class voting. Generally, under Massachusetts law, the affirmative vote of two-thirds of the shares of each class of stock outstanding and entitled to vote or which would be adversely affected by a merger or asset sale are necessary to approve a merger or a sale of all or substantially all of the corporation's assets such as the Reorganization proposals submitted for approval in this proxy statement.

BUSINESS CONDUCTED AT STOCKHOLDER MEETINGS

     The Delaware Bylaws provide that at an annual meeting, subject to any other applicable requirements, only such business may be conducted as has been either specified in the notice of meeting, proposed at the time of the meeting by or at the direction of the CTC Telecom board of directors, or proposed at such time by a stockholder who had given timely prior written notice to the Secretary of CTC Telecom of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by CTC Telecom not less than sixty days nor more than ninety days prior to the meeting (or if fewer than seventy days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs). The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of CTC Telecom beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of a meeting of CTC Telecom stockholders determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting. Nothing in the Delaware Bylaws precludes discussion by any stockholder of any business properly brought before the annual meeting in accordance with the above-mentioned procedures.

     The Massachusetts Bylaws contain the same provisions as the Delaware Bylaws described above.

NOMINATION AND ELECTION OF DIRECTORS

     The Delaware Bylaws provide that, except as otherwise provided by law, directors are elected by the vote of the holders of a plurality of the shares of stock present, in person or by proxy, at the meeting and entitled to vote. Neither the Delaware Certificate nor the Delaware Bylaws allows cumulative voting for the election of directors. The Delaware Bylaws provide that notice of proposed stockholder nominations of candidates for election as directors must be received by the Secretary of CTC Telecom not less than sixty days nor more than ninety days prior to the meeting. In the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice from the stockholder must be mailed or delivered to the Secretary not later than the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The notice must contain certain information about the proposed nominee, including age, business and residence addresses and principal occupation, the number of shares of stock of CTC Telecom beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. CTC Telecom may also require any proposed nominee to furnish other information reasonably required by CTC Telecom to determine the proposed nominee's eligibility to serve as a director. If the Chairman of a meeting of CTC Telecom stockholders determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election as a director.

     The Massachusetts Bylaws contain provisions substantially similar to the provisions of the Delaware Bylaws described above.

INSPECTION RIGHTS

     Under the DGCL, every stockholder has a right to examine, in person or by agent or attorney, during the usual hours for business, and for any proper purpose, the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. In order to exercise the foregoing right, a stockholder must submit a written demand to the corporation, under oath, stating the purpose of the inspection. Upon refusal of the corporation (or its agent or an officer of the corporation) to permit an inspection demanded by a stockholder, or of a failure to reply to a stockholder's demand within five business days after such demand has been made, a stockholder may apply to the Delaware Court of Chancery to compel the inspection. Where a stockholder seeks to have the Chancery Court compel an inspection of the corporation's books and records, other than its stock ledger or list of stockholders, the stockholder must first establish that it has complied with the formal requirements of making a demand for inspection and that the inspection is for a proper purpose. For purposes of this provision of the DGCL, a "proper purpose" is one that is reasonably related to such person's interest as a stockholder. The Delaware Bylaws provide that CTC Telecom shall prepare a complete list of stockholders entitled to vote at a given meeting, at least ten days before such meeting. Such list shall be open for examination by any stockholder for any purpose germane to the relevant meeting, during ordinary business hours, for a period of at least ten days prior to such meeting.

     The MGLA requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original, or attested copies of, the corporation's articles of organization, bylaws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record addresses and the amount of stock held by each. The MGLA further provides that if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholder names, record addresses and amount of stock held by each, such officer or agent or the corporation will be liable to any stockholder for actual damages sustained by reason of such refusal or neglect. In an action for damages or a proceeding in equity under the foregoing provision, however, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of stockholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights. In addition to the rights of inspection provided by the MGLA, a stockholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. In petitioning a court for such an order, the granting of which is discretionary, the stockholder has the burden of demonstrating (i) that such holder is acting in good faith and for the purposes of advancing the interests of the corporation and protecting such holder's own interest as a stockholder and (ii) that the requested documents are relevant to those purposes.

ACTION BY CONSENT OF STOCKHOLDERS

     Under the DGCL and the Delaware Certificate, any action required or permitted to be taken by stockholders at any annual or special meeting may be taken without a meeting and without prior notice, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted, consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. All such consents must, in order to be effective, be signed and delivered to the corporation within sixty days after the earliest dated consent is delivered to the corporation.

     Under the MGLA, any action required or permitted to be taken by stockholders at a meeting may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. The Massachusetts Bylaws provide that any action by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by writing.

DIVIDENDS AND STOCK REPURCHASES

     Under the DGCL, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, under the DGCL a corporation may generally redeem or repurchase shares of its stock if the capital of the corporation is not impaired and if such redemption or repurchase will not impair the capital of the corporation. Under the DGCL, the directors of a corporation are jointly and severally liable for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of the DGCL are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase or redemption was unlawful.

     The Delaware Certificate provides that dividends may be declared and paid on the CTC Telecom Common Stock from funds lawfully available therefor as and when determined by the CTC Telecom board of directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     Under the MGLA, the directors of a corporation will be jointly and severally liable if a payment of dividends or a repurchase of a corporation's stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a stockholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

CLASSIFICATION, NUMBER AND QUALIFICATION OF THE BOARD OF DIRECTORS

     The DGCL permits (but does not require) classification of a corporation's board of directors into one, two or three classes. Under the DGCL, the number of directors shall be fixed or determined in the manner the bylaws provide, unless the corporation's certificate of incorporation fixes the number of directors, in which case the number of directors may only be changed by amending the certificate of incorporation. The Delaware Certificate and Bylaws provide for the classification of the CTC Telecom board of directors into three classes, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. The classification of CTC Telecom's Board is substantially similar to the classfication provided in the Massachusetts ByLaws.

     The MGLA requires classification of a public corporation's board of directors into three classes (each having a three-year term) and imposes certain other obligations, unless the directors of such public corporation elect by vote to be exempt from such requirement or the stockholders of such public corporation, at a meeting duly called for such purpose, elect to be exempt from such requirement by a vote of two-thirds of each class of stock outstanding. The Massachusetts Articles and Bylaws provide for the classification of the Company's board of directors into three classes, as nearly equal in number as possible, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified.

	The MGLA requires that the number of directors be fixed or determined in the corporation's bylaws but shall not be less than three directors whenever there are more than two stockholders of record. The Massachusetts Bylaws provide that the number of directors of the Company shall consist of at least three but not more than eleven members. The Massachusetts Bylaws provide that the number of directors may be increased or decreased by the affirmative vote of a majority of the directors then in office.

Neither the Massachusetts Articles nor the Massachusetts Bylaws set forth specific qualification requirements for directors.

REMOVAL OF DIRECTORS

     Under the DGCL and Delaware Certificate, stockholders may generally remove directors with or without cause by a majority vote; however, stockholders may remove members of a classified board only for cause, unless the certificate of incorporation provides otherwise.

     The Massachusetts Bylaws provide that a director may be removed from office at any time, but only for cause and only by either the vote of not less than a majority of the holders of the shares then entitled to vote or by the vote of a majority of the directors then in office.

VACANCIES ON THE BOARD OF DIRECTORS

     Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of directors then in office, even though less than a quorum. The DGCL also provides that where directors are elected by classes or series of stock, vacancies are to be filled by the remaining directors elected by the class or series in whose directorships the vacancy occurs. The Delaware Certificate and Bylaws provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the CTC Telecom board of directors for any other reason may be filled only by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

     The MGLA provides that in the case of a classified board (such as the Company's), any vacancy in the board of directors, including a vacancy resulting from the enlargement of the board of directors, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum. The Massachusetts Bylaws also provide that newly created directorships resulting from any increase in the number of directors shall be filled by the Company's board of directors or if not so filled by the stockholders at the next annual meeting or at a special meeting called for that purpose.

EXCULPATION OF DIRECTORS

     The DGCL permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages stemming from breaches of fiduciary duties. Under the DGCL, a charter provision limiting directorial liability cannot relieve a director of personal liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock or (iv) any transactions from which the director derived an improper personal benefit.

     In Massachusetts, a corporation's articles of organization may limit the personal liability of its directors for breaches of their fiduciary duties. Under the MGLA, this limitation is generally unavailable for acts or omission by a director which (i) were in violation of such director's duty of loyalty to the corporation or its stockholders, (ii) were not in good faith or which involved intentional misconduct or a knowing violation of law or (iii) involved a financial profit or other advantage to which the director was not legally entitled. The MGLA also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is, or which renders a corporation, insolvent.

     The Delaware Certificate and the Massachusetts Articles provide for limitations on directors' liability as permitted by the DGCL and the MGLA, respectively.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     Both the DGCL and the MGLA generally permit indemnification of directors, officers, employees and certain others for expenses incurred by them by reason of their position with the corporation, if such person has acted in good faith and with the reasonable belief that his or her conduct was in or not opposed to the best interest of the corporation. However, unlike the MGLA, the DGCL does not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although it does permit indemnification in such situations if approved by the Delaware Court of Chancery) and for expenses related to such actions.

     The Delaware Certificate provides that no director shall be personally liable for any monetary damages for any breach of fiduciary duty as a director to the maximum extent permitted under Delaware law. The Delaware Certificate also provides that CTC Telecom shall indemnify any director or officer of CTC Telecom (i) against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any litigation or other legal proceeding (other than an action by or in the right of CTC Telecom) brought against him by virtue of his position as a director or officer of CTC Telecom if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of CTC Telecom, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and (ii) against all expenses (including attorneys' fees) and amounts paid in settlement incurred in connection with any action by or in the right of CTC Telecom brought against him by virtue of his position as a director or officer of CTC Telecom if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of CTC Telecom, except that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to CTC Telecom, unless a court determines that he is entitled to indemnification of such expenses. Notwithstanding the foregoing, to the extent that a director or officer has been successful, on the merits or otherwise, including the dismissal of an action without prejudice, he is required to be indemnified by CTC Telecom against all expenses (including attorneys' fees) incurred in connection therewith. Indemnification is required to be made unless CTC Telecom determines that the applicable standard of conduct required for indemnification has not been met. In the event of a determination by CTC Telecom that the director or officer did not meet the applicable standard of conduct required for indemnification, or if CTC Telecom fails to make an indemnification payment within sixty days after such payment is claimed by such person, such person is permitted to petition the court to make an independent determination as to whether such person is entitled to indemnification. As a condition precedent to the right of indemnification, the director or officer must give CTC Telecom notice of the action for which indemnity is sought and CTC Telecom has the right to participate in such action or assume the defense thereof. The Delaware Certificate further provides that, in the event that Delaware law is amended to expand the indemnification permitted to directors or officers, CTC Telecom must indemnify those persons to the fullest extent permitted by such law as so amended.

     The Massachusetts Bylaws provide that the Company shall, to the fullest extent legally permissible, indemnify each of its directors and officers (including persons who were acting at its request as directors, trustees or officers of another organization), against all expenses and liabilities (including attorneys' fees, judgments, court costs, and the costs of reasonable settlement) reasonably incurred by such person in connection therewith; provided, however, no such indemnification shall be made in relation to matters as to which such director or officer shall be finally adjudged in any such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company. In the event that a settlement or compromise of such action, suit or proceeding is effected, indemnification may be had but only if the Board of Directors shall have been furnished with an opinion of counsel for the Company to the effect that such settlement or compromise is in the best interest of the Company and that such director or officer does not appear not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company, and if the Board of Directors shall have adopted a resolution approving such settlement or compromise.

TRANSACTIONS WITH INTERESTED PARTIES

     The DGCL provides that no transaction between a corporation and one or more of its directors or officers, or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for that reason, nor will such a transaction be void or voidable solely because the director or officer is present at or votes at the meeting of the board of directors or committee which authorizes the transaction or solely because his or her votes are counted for such purpose, provided that (i) the material facts as to the relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof and the board or committee authorizes the transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors number less than a quorum, (ii) the material facts as to the interested director's or officer's relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of those stockholders or (iii) the transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or committee or the stockholders. The DGCL permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction. The Delaware Bylaws contain a provision regarding transactions with interested parties which substantially tracks the provisions of the DGCL summarized above.

     The MGLA contains no provision comparable to that of the DGCL. The MGLA only expressly provides that directors who vote for and officers who knowingly participate in loans to officers or directors are jointly and severally liable to the corporation for any part of the loan which is not repaid, unless (i) a majority of the directors who are not direct or indirect recipients of such loans, or (ii) the holders of a majority of the shares entitled to vote for such directors, have approved or ratified the loan as one which in the judgment of such directors or shareholders, as the case may be, may reasonably be expected to benefit the corporation.

FUNDAMENTAL TRANSACTIONS

     The DGCL generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation's certificate of incorporation may require a greater-than-majority vote. Under the DGCL, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (i) each share of the surviving corporation's stock outstanding prior to the merger remains outstanding in identical form after the merger, (ii) there is no amendment to its certificate of incorporation and (iii) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed twenty percent of the shares of the surviving corporation's common stock outstanding immediately prior to the effective date of the merger. The Delaware Certificate does not provide anything different from the DGCL requirements.

     The MGLA generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide (which the Massachusetts Articles do not) for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation's articles of incorporation (which the Massachusetts Articles do not), an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of the MGLA governing the issue of authorized but unissued capital stock.

ANTITAKEOVER LEGISLATION

     The Company is subject to the provisions of Chapter 110F of the MGLA, an antitakeover law. In general, this statute prohibits a Massachusetts corporation with more than 200 stockholders of record from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) the interested stockholder obtains the approval of the board of directors prior to becoming an interested stockholder, (ii) the interested stockholder acquires ninety percent of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time the stockholder becomes an interested stockholder, or (iii) the business combination is approved by both the board of directors and holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). An "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) five percent or more of the corporation's voting stock. A "business combination" includes a merger, consolidation, certain stock or asset sales, and certain other specified transactions resulting in a financial benefit to the interested stockholder. The Company may at any time elect not to be governed by Chapter 110F by amending its Restated Articles of Organization or By-Laws, but such an amendment would not be effective for twelve months and would not apply to a business combination with any person who became an interested stockholder prior to the adoption of the amendment.

	DGCL Section 203 regulates tender offers by restricting permitted business combinations with "interested stockholders," which provision is intended to limit coercive takeovers of companies. Under that section, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three year moratorium unless specified conditions are met.

     MGLA Chapter 110D, entitled "Regulation of Control Shares Acquisitions," provides, in general, that any stockholder of a corporation subject to this statute who acquires twenty percent or more of the outstanding voting stock of such corporation may not vote such stock unless the other stockholders of such corporation so authorize. The Company has elected to "opt out" of MGLA Chapter 110D in its Massachusetts Bylaws.

     MGLA Chapter 156B, Section 50A, requires that publicly held Massachusetts corporations that have not "opted out" of Section 50A have a classified board of directors consisting of three classes as nearly equal in size as possible. Section 50A also provides that directors who are so classified shall be subject to removal by the stockholders only for cause. The Company's Amended and Restated By-Laws contain provisions which reflect
Section 50A.

ANTI-TAKEOVER MEASURES

     The Board believes that a hostile takeover attempt may have a negative effect on the Company and its stockholders. Takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms which are less favorable to all of the stockholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation.

     The Massachusetts Articles and Bylaws already include certain provisions available to the Company under Massachusetts law to deter hostile takeover attempts and to help provide adequate opportunity for the Board to consider and respond to a takeover offer. These provisions include a classified board, elimination of cumulative voting, and an advance notice requirement for stockholder proposals. These provisions will also be included in the Delaware Certificate and Bylaws following the Reorganization.

     CTC Telecom will also retain the rights currently available to the Company under Massachusetts law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reorganization, shares of authorized and unissued common stock and preferred stock of CTC Telecom could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of CTC Telecom. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of CTC Telecom.

In addition to specific anti-takeover measures, a number of differences between Massachusetts and Delaware law, which are effective without action by CTC Telecom, could have a bearing on unapproved takeover attempts. One such difference is the existence of a DGCL provision regulating tender offers by restricting permitted business combinations with "interested stockholders," which provision is intended to limit coercive takeovers of companies. See "Antitakeover Legislation" above. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at anytime, by action of its stockholders. The Company has no present intention of opting out of the statute. The MGLA has a comparable provision which prohibits a Massachusetts corporation from engaging in a business combination with an interested stockholder (a person owning 5% or more of the outstanding voting stock) for three years following the date on which the person becomes an interested stockholder.

     Delaware law may permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties, including various anti-takeover measures, than do the laws of many other states, including Massachusetts. In addition to the measures described above, certain types of "poison pill" defenses (such as stockholder rights plans) have been upheld by Delaware courts, but have not yet been dispositively addressed by Massachusetts courts, thus rendering their effectiveness and interpretation in Massachusetts less certain.

     The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. To the extent that the Reorganization may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reorganization may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of CTC Telecom's stockholders might wish to accept and which might provide a substantial premium over market prices. However, the Board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interests of the Company and its stockholders. The Board also believes that any additional defenses and deterrence provided by the Reorganization are incremental in light of the Company's existing takeover defenses.

CHARTER AMENDMENTS

     Under the DGCL, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon, and a class vote of a majority of outstanding shares of each class entitled to vote as a class. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a particular class of stock. Under the DGCL, a provision in a corporation's certificate of incorporation requiring a supermajority vote of the Board of Directors or stockholders may be amended only by such supermajority vote.

     Under the MGLA, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of the capital stock of any authorized class; (ii) a change in the par value of authorized shares with par value, or any class thereof; (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value; (iv) certain changes in the number of authorized shares (or any class thereof); or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

AMENDMENTS TO BYLAWS

	Under the DGCL, the power to adopt, amend or repeal bylaws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

     The Delaware Bylaws grant the CTC Telecom board of directors the authority to amend or repeal the Delaware Bylaws by the affirmative vote of a majority of the directors present at any regular or special meeting of the CTC Telecom board of directors at which a quorum is present. The stockholders may amend or repeal the Delaware Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of CTC Telecom entitled to vote at a meeting of the stockholders, provided the notice of such meeting sent to stockholders contained notice of such amendment or repeal. The affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of CTC Telecom entitled to vote is required to amend or repeal provisions (or adopt any inconsistent provision) of the Delaware Bylaws relating to special meetings of stockholders, nomination of directors, notice of business at annual meetings, stockholder action without meetings, organization of stockholder meetings, amendment of the Bylaws and any provisions relating to the election, powers, meetings and removal of directors.

	Under the MGLA, the power to make, amend or repeal bylaws also lies in the stockholders entitled to vote; provided, that the directors may also make, amend or repeal the bylaws, except with respect to any provision which by applicable law, the articles of organization, or the bylaws requires action by the stockholders.

     The Massachusetts Articles provide that the Company's board of directors may amend or repeal the Massachusetts Bylaws, except as provided by law or the Massachusetts Bylaws. The Massachusetts Bylaws provide that the Massachusetts Bylaws may be amended or repealed by either the stockholders or a majority of the directors then in office, except that no amendment may be made by the board of directors on matters reserved to the stockholders by law or the Massachusetts Articles or which changes the provisions of the Massachusetts Bylaws relating to meetings of stockholders, removal of directors, or the election of committees by directors and the delegation of powers thereto.

APPRAISAL RIGHTS

     Under the DGCL, appraisal rights are available to dissenting stockholders in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its stockholders is required in order to approve the merger. In addition, unless otherwise provided in a corporation's charter, no appraisal rights are available under the DGCL to holders of shares of any class of stock which is either (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders, unless such stockholders (in (i) or (ii)) are required by the terms of the merger to accept in exchange for their shares anything other than: (a) shares of stock of the surviving corporation; (b) shares of stock of another corporation which are or will be listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;
(c) cash in lieu of fractional shares of such stock; or (d) any combination thereof. Appraisal rights are not available under the DGCL in the event of the sale, lease or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the certificate of incorporation. The Delaware Certificate does not grant such rights.

     Under the MGLA, a properly dissenting stockholder is entitled to receive the appraised value of his shares when the corporation votes (i) to sell, lease or exchange all or substantially all of its property and assets, (ii) to adopt an amendment to its articles of organization which adversely affects the rights of the stockholder, or (iii) to merge or consolidate with another corporation, unless a vote of the stockholders was not required to approve such merger or consolidation. See "Dissenters' Rights of Appraisal for a more detailed description of those rights.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

	Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some stockholders may find the Reorganization disadvantageous for several reasons. As discussed above, Delaware law, unlike Massachusetts law, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of CTC Telecom would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of CTC Telecom Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

	As discussed above, the Certificate of Incorporation of CTC Telecom will contain a provision limiting director liability under certain circumstances and the Bylaws of CTC Telecom will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of CTC Telecom. For example, their inclusion may have the effect of reducing the likelihood of CTC Telecom's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted CTC Telecom and its stockholders. In addition, if the Reorganization is effected and the limitation on liability provision is part of the Certificate of Incorporation of CTC Telecom, the stockholders of CTC Telecom will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of CTC Telecom.


	The proposed Certificate of Incorporation authorizes the issuance of up to ________ shares of preferred stock by the Board of Directors, without any further vote or action by the Company's stockholders, in one or more series and authorizes the Board of Directors to determine the designations, powers, preferences and relative, participating, optional or other rights thereof, including without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, voting rights, rights and terms of redemption, redemption price and liquidation preference. Although the Company has no current plans to issue any additional shares preferred stock, the rights of the holders of shares of Common Stock would be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Issuance of preferred stock could have the effect of delaying, deterring or preventing a change in control of the Company, including the imposition of various procedural and other requirements that could make it more difficult for holders of Common Stock to effect certain corporate actions, including the ability to replace incumbent directors and to accomplish transactions opposed by the incumbent Board of Directors.

	The Board of Directors may in the future seek stockholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications.

FEDERAL INCOME TAX CONSEQUENCES

	The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all stockholders.
IN PARTICULAR, THIS DISCUSSION DOES NOT ADDRESS THE TAX TREATMENT OF SPECIAL CLASSES OF STOCKHOLDERS, SUCH AS BANKS, INSURANCE COMPANIES, TAX-EXEMPT ENTITIES AND FOREIGN PERSONS. STOCKHOLDERS DESIRING TO KNOW THEIR INDIVIDUAL FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES SHOULD CONSULT THEIR OWN
TAX ADVISORS.

	The Reorganization is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Common Stock for shares of CTC Telecom Stock upon consummation of the transaction.

	The combination and change of each share of the Company's Common Stock into one share of CTC Telecom Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of CTC Telecom Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

	After the Reorganization, CTC Telecom will be a publicly-held company, CTC Telecom Stock will be listed for trading in the Nasdaq National Market under the symbol "CPTL" and CTC Telecom will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradeable before the Reorganization will have freely tradeable shares of CTC Telecom Stock. Stockholders holding restricted shares of Common Stock will have shares of CTC Telecom Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of CTC Telecom Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of CTC Telecom Stock on the date they acquired their shares of Common Stock of the Company. In summary, CTC Telecom and its stockholders will be in the same respective positions under the federal securities laws after the Reorganization as were the Company and the stockholders prior to the Reorganization.


DISSENTERS' RIGHTS OF APPRAISAL

  The following summary of the rights of dissenting shareholders is qualified in its entirety by reference to the provisions of Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, a copy of which is attached hereto as Appendix D.

  Any shareholder (1) who files with the Company before the taking of the vote on the approval of the Reorganization Proposal (the "Proposal") written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken, and (2) whose shares are not voted in favor of such action, has or may have the right to demand in writing from CTC Telecom within 20 days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. CTC Telecom and any such shareholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

  A shareholder intending to exercise his dissenter's right to receive payment for his shares must file with the Company written objection to the Proposal before the taking of the vote by the shareholders on such Proposal and must not vote in favor of the Proposal at the Annual Meeting. A shareholder's failure to vote against a Proposal will not constitute a waiver of his appraisal rights with respect to such Proposal, provided that such shareholder does not vote in favor of such Proposal; and provided, further, that a vote against the Proposal without the filing of a written objection with the Company as described above will not be deemed to satisfy notice requirements under Massachusetts law with respect to appraisal rights. The written objection must state that he intends to demand payment for his shares if the Proposal is consummated. Within 10 days after the Reorganization becomes effective, CTC Telecom will give written notice of the effectiveness by registered or certified mail to each shareholder who filed a written objection and who did not vote in favor of such Proposal. Within 20 days after the mailing of that notice, any shareholder to whom CTC Telecom was required to give that notice may make written demand for payment for his shares from CTC Telecom and CTC Telecom will be required to pay to him the fair market value of his shares within 30 days after the expiration of the 20-day period.

  If during the 30-day period CTC Telecom and the dissenting shareholder do not agree as to the fair value of the shares, CTC Telecom or the shareholder may, within four months after the end of the 30-day period, have the fair value of stock of all dissenting shareholders determined by judicial proceedings by filing a bill in equity in the Superior Court in Middlesex County, Massachusetts. For the purposes of the Superior Court's determination, the value of the shares of the Company would be determined as of the date preceding the date of the vote of the shareholders approving the Proposal and would be exclusive of any element of value arising from the expectation or accomplishment of the Reorganization. Upon making written demand for payment, the dissenting shareholder will not thereafter be entitled to notices of meetings of shareholders, to vote, or to dividends unless (i) no suit is filed within four months to determine the value of the stock, (ii) any suit is dismissed as to that shareholder, or (iii) the shareholder, with the written approval of CTC Telecom, withdraws his objection in writing.

  The enforcement by an objecting shareholder of his appraisal rights as set forth in Sections 85 through 98, inclusive, of Chapter 156B of the Massachusetts General Laws shall be an exclusive remedy except for the right of any such objecting shareholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the merger will be or is illegal or fraudulent as to such objecting shareholder.

  The provisions of Sections 85 through 98 of Chapter 156B of the Massachusetts General Laws are technical in nature and are complex. Any shareholder desiring to exercise his appraisal rights should consult legal counsel for assistance since the failure to comply strictly with the provisions may nullify such appraisal rights.



APPROVAL BY STOCKHOLDERS OF THE REINCORPORATION MERGER WILL CONSTITUTE APPROVAL OF THE AGREEMENT OF MERGER, THE CERTIFICATE OF INCORPORATION OF CTC TELECOM AND THE BYLAWS OF CTC TELECOM.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

	Under the Company's Articles of Incorporation and Massachusetts law, the Reorganization must be approved by the affirmative vote of the holders of 2/3 of the issued and outstanding shares of the Company's Common Stock.

	The Board of Directors recommends a vote "for" the proposed Reorganization. Unless instructed to the contrary, the enclosed proxy will be voted in favor of the proposal.



                              PROPOSAL 3:

          PROPOSAL TO APPROVE OF THE COMPANY'S 1998 INCENTIVE PLAN

	For many years, the Company has utilized stock options in its overall compensation program and stockholders have previously approved the Company's 1993 and 1996 Stock Option Plans. As of September 30, 1998, no shares were available for the grant of future options under either the 1993 or the 1996 Stock Option Plan unless additional shares become available upon the lapse or termination of options previously granted under the Plans.

	On October 5, 1998, the Board of Directors adopted, subject to stockholder approval, the CTC Communications Corp. 1998 Incentive Plan (the "1998 Incentive Plan"). The Board of Directors believes that approval of the 1998 Incentive Plan will advance the interests of the Company by providing eligible participants the opportunity to receive a broad variety of equity-based and cash incentives ("Awards"). The 1998 Plan is intended to expand upon the Company's existing stock option plans and increase the Company's flexibility in awarding equity and non-equity incentives. A total of 1,500,000 shares of Common Stock have been reserved for issuance under the 1998 Incentive Plan, subject to adjustment as provided in the 1998 Incentive Plan.

SUMMARY OF THE 1998 INCENTIVE PLAN

	The following summary description of the 1998 Incentive Plan is qualified in its entirety by reference to the full text of the 1998 Incentive Plan attached to this proxy statement as Appendix E.

	Administration. The 1998 Incentive Plan will be administered by the Board of Directors or one or more committees (the "Administrator"), which in the case of Awards granted to officers of the Company shall be comprised solely of two or more outside directors (within the meaning of Section 162(m) of the Internal Revenue Code ("Section 162(m)")). Subject to the terms of the 1998 Incentive Plan, the Administrator has authority to interpret the 1998 Incentive Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; proscribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the 1998 Incentive Plan. In the case of any award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception.

	Eligibility and Participation. In general, the Administrator will select participants in the 1998 Incentive Plan from among key employees of the Company and its affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company or its affiliates. The Administrator also has discretion to include as participants in the 1998 Incentive Plan members of the Company's Board of Directors and other persons who provide services to the Company or its affiliates. The maximum number of shares for which stock options may be granted to any person in any calendar year, and the aggregate maximum number of shares of Common Stock which may be delivered to any person pursuant to Awards that are not stock options or stock appreciation rights are each limited to 1,000,000. In addition, no more than $1 million may be paid to any individual with respect to any single cash performance-based bonus, and no more than $1 million in cash performance-based bonuses may be paid to any individual with respect to performance periods ending in the same fiscal year. No Award of an incentive stock option (as defined below) may be granted under the 1998 Incentive Plan after November 16, 2008, but incentive stock options previously granted may extend beyond such date.

	Types of Awards. The Administrator, in its discretion, may award (i) options to purchase Common Stock, (ii) stock appreciation rights, (iii) restricted or unrestricted Common Stock, (iv) promises to deliver stock or other securities in the future, (v) convertible securities, (vi) cash bonuses, and (vii) cash bonuses or loans to help defray the costs of the foregoing awards.

	Performance Criteria. Awards under the 1998 Incentive Plan may be conditioned upon satisfaction of specified performance criteria. In the case of any such Award that is intended to qualify for the performance-based compensation exception under Section 162(m) (an "Exempt Award"), the criteria used in connection with the Award shall be objectively determinable measures of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof):
(i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; network deployment; sales of particular products or services; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. In the case of an Exempt Award (other than stock options or stock appreciation rights with an exercise price at least equal to the fair market value of the underlying Common Stock on the date of grant), the Administrator will preestablish the particular performance goals in writing no later than 90 days after the commencement of the period of service to which the performance relates (or earlier if so required under applicable regulations) and will certify prior to payment whether the performance goal or goals have been attained and such determination shall be final and conclusive. If the performance goal with respect to an Exempt Award is not attained, no other Award shall be provided in substitution. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the Award.

	Deductibility of Performance Awards. If the 1998 Incentive Plan is approved by the stockholders, certain payments to executive officers under the 1998 Incentive Plan will be eligible for treatment as "performance based" compensation under Section 162(m). Section 162(m) generally limits to $1 million the annual corporate income tax deduction for compensation paid to the chief executive officer or any of the four other highest paid executive officers of a publicly-held corporation which is not "performance-based" compensation. The 1998 Incentive Plan is intended to comply with Section 162(m) by allowing Awards granted under the 1998 Incentive Plan to qualify as performance-based compensation. Under current regulations, in those cases where an Award under the 1998 Incentive Plan would qualify for the Section 162(m) performance-based exception by reason of being conditioned upon one or more of the specific performance criteria described above (see "Performance Criteria"), continued availability of the exception will depend upon reapproval by stockholders of the material terms of the performance criteria not later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved such terms.

	Rules Applicable to Awards. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Common Stock (subject to the limitation on the maximum number of shares available with respect to Awards) or other property on such terms as the Administrator determines, provided the holder of the Award consents to such exchange.
Except as the Administrator otherwise expressly provides, Awards may not be transferred other than by will or by the laws of descent and distribution and, during the lifetime of a participant, an Award requiring exercise may be exercised only by the participant (or in the event of the participant's incapacity, the person or persons legally appointed to act on the participant's behalf). The Administrator may provide that upon the exercise of an Award the participant will automatically receive a new Award of like kind covering a number of shares of Common Stock equal to the number of shares of Common Stock for which the first Award was exercised.

	Vesting of Awards. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Unless the Administrator expressly provides otherwise, immediately upon the cessation of the participant's employment or other service relationship with the Company and its affiliates, an Award requiring exercise will cease to be exercisable, and all Awards to the extent not already fully vested will be forfeited, except that: (A) all stock options and stock appreciation rights held by a participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable by such participant's permitted transferee, for the lesser of (i) a one-year period ending with the first anniversary of the participant's death or (ii) the period ending on the latest date on which such stock option or stock appreciation right could have been exercised and shall thereupon terminate; (B) all stock options and stock appreciation rights held by the participant immediately prior to the cessation of the participant's employment or other service relationship for reasons other than death and except as provided in (C) below, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such stock option or stock appreciation rights could have been exercised, and shall thereupon terminate; and (C) all stock options and stock appreciation rights held by the participant whose cessation of employment or other service relationship is determined by the Administrator in its sole discretion to result for reasons which cast such discredit on the participant as to justify immediate termination of the Award shall immediately terminate upon such cessation.

	Stock Options. The Administrator will determine the exercise price of each stock option provided that each stock option intended to qualify for the performance-based exception under Section 162(m) and each "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue
Code must have an exercise price equal to the fair market value of the Common Stock subject to the stock option, determined as of the date of grant, except that an ISO granted to a person who owns (or by application of attribution rules is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company will have an exercise price equal to at least 110% of such fair market value.

	Effect of Certain Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company, all outstanding Awards will vest and become exercisable immediately prior to the covered transaction. Upon the consummation of such covered transaction, all Awards outstanding and requiring exercise will be forfeited unless assumed by an acquiring or surviving entity.

	Equitable Adjustment. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 1998 Incentive Plan, subject to the maximum share limits under the 1998 Incentive Plan, to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, to any exercise prices relating to Awards, and to any other provision of Awards affected by such change. The Administrator also may make such adjustments to take into account other distributions or events, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 1998 Incentive Plan and to preserve the value of Awards; provided, that no such adjustment shall be made to the maximum share limits, or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception, nor shall any change be made to ISOs except to the extent consistent with their continued qualification under
Section 422 of the Internal Revenue Code.

	Amendment. Subject to the Administrator's right to exercise its discretion consistent with qualifying Awards for the performance-based exception under Section 162(m), the Administrator may at any time or times amend the 1998 Incentive Plan or any outstanding Award for any purpose which may at any time be permitted by law, or may at any time terminate the 1998 Incentive Plan as to any further grants of Awards, provided that no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the 1998 Incentive Plan to continue to qualify under Section 422 of the Internal Revenue Code or for Awards to be eligible for the performance-based exception under Section 162(m).

	Other Compensation. The existence of the 1998 Incentive Plan and the grant of Awards will not affect the Company's right to pay other bonuses or compensation, except as provided under the 1998 Incentive Plan.

PRICE OF COMMON STOCK

	The closing price of the Common Stock on NASDAQ on October 9, 1998 was $________.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

	The following discussion summarizes certain federal income tax consequences of the issuance and exercise of stock options awarded under the 1998 Incentive Plan and is based on the law as in effect on September 1, 1998. The summary does not address all federal tax consequences, nor does it cover state, local or non-U.S. tax consequences.

	In general, a participant realizes no taxable income on either the grant or the vesting of a stock option. The exercise of a nonstatutory, or non-qualified, option (i.e., an option that does not qualify as an ISO) results in ordinary income (generally subject to withholding if the option is awarded in connection with employment) equal to the difference (the "Option Spread") between the value of the Common Stock purchased and the option exercise price. A corresponding deduction is available to the Company. In general, the ordinary income associated with the exercise is measured and taken into account at the time of exercise. Any gain or loss recognized upon a subsequent sale of Common Stock purchased under a nonstatutory option will be a capital gain or loss, long-term or short-term, depending on the applicable tax holding period for the shares sold.

	The exercise of an ISO does not produce ordinary taxable income. However, because the Option Spread constitutes "alternative minimum taxable income" (measured and taken into account, in general, at the time of exercise), exercise of an ISO may result in an alternative minimum tax liability. In addition, shares purchased under an ISO ("ISO Shares") are subject to special tax holding rules. If a participant holds on to ISO Shares for at least two years from the date of the ISO grant and at least one year after exercise, any gain or loss recognized for tax purposes upon a subsequent sale of the shares will be a long-term capital gain or loss. However, a disposition of ISO Shares by the participant within either of these special holding periods (a so-called "disqualifying disposition") results in ordinary compensation income in the year of the disposition equal, in general, to the Option Spread at the time the option was exercised. The ordinary income realized upon a disqualifying disposition of ISO Shares is deductible to the Company but under the current Internal Revenue Service position is not subject to withholding. Any additional gain recognized for tax purposes in a disqualifying disposition will be taxed as short-term or long-term capital gain.

	An ISO that is exercised by the participant more than three months following termination of employment (one year, if termination occurred by reason of total and permanent disability) is treated for tax purposes as a nonstatutory option. ISOs granted to a participant under the 1998 Incentive Plan (together with ISOs granted to the participant under any other plans of the Company and certain affiliates) are also treated as nonstatutory options to the extent that, in the aggregate, they first become exercisable in any calendar year for shares of Company stock having a fair market value (determined at time of grant) in excess of $100,000.

	Under the so-called "golden parachute" provisions of the Code, certain Awards vested or paid in connection with a change of control of the Company may also be non-deductible to the Company and may be subject to an additional 20% federal excise tax. Non-deductible "parachute payments" will in general reduce the $1 million limit on deductible compensation under Section 162(m) of the Code, to the extent such limit is applicable to remuneration paid under the 1998 Incentive Plan or otherwise.

Board Recommendation

	The Board of Directors recommends that stockholders vote FOR the 1998 Incentive Plan. Unless instructed to the contrary, the enclosed proxy will be voted in favor of adopting the 1998 Incentive Plan.

	PROPOSAL 4:

	RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

	The Board of Directors has concluded that the continued employment of Ernst & Young LLP will be in the Company's best interest and recommends that the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999 be ratified and approved.

	Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

	Ernst & Young LLP (and its predecessor Ernst & Whinney) has served as independent public accountants for the Company continuously since January 1988. The Company has been advised by Ernst& Young LLP that neither the firm nor any of its partners has any material direct or any indirect financial interest in the Company.

Board Recommendation

	The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Ernst & Young LLP as independent public accountants.

	EXPENSE OF SOLICITATION

All costs connected with the solicitation of Proxies will be borne by the Company. Brokers and other persons holding stock for the benefit of others will be reimbursed for their expenses in forwarding Proxies and accompanying material to the beneficial owners of such stock and obtaining their Proxies. Solicitation will be made by mail, telephone, telegraph or otherwise, and some of the directors, officers and regular employees of the Company may assist in the solicitation without additional compensation.

	STOCKHOLDERS' PROPOSALS

If a stockholder wishes to present a proposal to be voted on at the 1999 Annual Meeting, the proponent must, at the time the proposal is submitted, be a record or beneficial owner of at least one (1%) percent or One Thousand ($1,000.00) Dollars in market value of the class of securities entitled to vote at the meeting and have held such securities for at least one (1) year, and such stockholder must continue to own such securities through the date on which the 1999 Annual Meeting is held. The proposal, in order to be included in the management proxy statement, must be received at the Company's executive offices no later than February 1, 1999. In order to remove any question as to the date on which a proposal was received by the Board of Directors, it is suggested that proposals be submitted by certified mail, return receipt requested.

	OTHER MATTERS THAT MAY COME BEFORE THE MEETING

	The Board of Directors knows of no other matters which may be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote according to their best judgment.

	Stockholders are requested to date, sign and return the Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your Proxy at that time and vote in person if you so desire, otherwise your Proxy will be voted for you.


						By Order of the Board of Directors

						Robert J. Fabbricatore, Chairman

October __, 1998
Waltham, Massachusetts

                                                                APPENDIX A

AGREEMENT AND PLAN OF MERGER
BETWEEN
CTC TELECOM CORP.,
A DELAWARE CORPORATION,
CTC-NEWCO, INC.
A DELAWARE CORPORATION
AND
CTC COMMUNICATIONS, INC.,
A MASSACHUSETTS CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is dated as of November __, 1998 between CTC COMMUNICATIONS CORP., a Massachusetts corporation, CTC TELECOM CORP., a Delaware corporation, and CTC-NEWCO, INC., a Delaware corporation and a wholly-owned subsidiary of CTC TELECOM CORP.

                                   BACKGROUND

	A. CTC COMMUNICATIONS CORP ("CTC Massachusetts") is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and, on the date of this Agreement, has authority to issue 26,000,000 shares consisting of 25,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $1.00 par value, of which _______ shares of Common Stock and 666,666 shares of Series A Convertible Preferred Stock are issued and outstanding.

	B. CTC TELECOM CORP. ("Delaware Parent") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue 110,000,000 shares consisting of 100,000,000 shares of Common Stock, $.01 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, none of which are issued and outstanding.

	C. CTC-NEWCO, INC. ("Delaware Subsidiary")is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue 200 shares of Common Stock, $.01 par value, all of which are issued and outstanding and owned by Delaware Parent.

	D. The Board of Directors of each of CTC Massachusetts, Delaware Parent and Delaware Subsidiary have determined that it is advisable and in the best interests of each of such corporations that Delaware Subsidiary merge into CTC Massachusetts upon the terms and subject to the conditions set forth in this Agreement, for the purpose of effecting the reincorporation of CTC Massachusetts in the State of Delaware by becoming a wholly-owned subsidiary of Delaware Parent and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective stockholders and executed by the undersigned officers.

THE PARTIES AGREE AS FOLLOWS:

                                   ARTICLE I

                                  DEFINITIONS

     When used in this Agreement (and in any Exhibit in which such terms are not otherwise defined) the following terms shall have the following meanings:

     "Certificate of Merger" shall mean the Certificate of Merger of Delaware Subsidiary into CTC Massachusetts to be filed with the Secretary of State of the Commonwealth of Massachusetts.

     "CTC Massachusetts Common Stock" shall mean shares of Common Stock, $.01 par value, of CTC Massachusetts.

     "CTC Massachusetts Preferred Stock" shall mean shares of Preferred Stock, $1.00 par value, of CTC Massachusetts.

     "Delaware Parent Common Stock" shall mean shares of Common Stock, $0.01 par value, of Delaware Parent.

     "Delaware Parent Preferred Stock" shall mean shares of Preferred Stock, $1.00 par value, of Delaware Parent.

     "Delaware Subsidiary Common Stock" shall mean shares of Common Stock, $0.01 par value, of Delaware Subsidiary.

"Effective Time" shall mean the time when the Certificate of Merger is filed with the Secretary of the Commonwealth of Massachusetts and the Merger becomes effective.

     "Merger" shall mean the merger of Delaware Subsidiary into CTC
Massachusetts.

     "Shareholders' Meeting" shall mean the annual meeting of shareholders of CTC Massachusetts to be held on November 16, 1998 to approve and adopt this Agreement, among other things.

     "Surviving Parent" shall mean Delaware Parent from and after the Effective Time.

     "Surviving Subsidiary" shall mean CTC Massachusetts from and after the Effective Time.

                                   ARTICLE II

                                     MERGER

     2.1 Merger. At the Effective Time, the Merger shall become effective under Section 252 of the Delaware General Corporation Law and Section 79 of Chapter 156B of the Massachusetts General Corporation Law, and Delaware Subsidiary shall merge into CTC Massachusetts, the separate existence of Delaware Subsidiary shall cease and CTC Massachusetts shall continue in existence as the surviving wholly-owned subsidiary of Delaware Parent under the Massachusetts General Corporation Law.

     2.2 Filings. On or prior to the Effective Time, CTC Massachusetts and Delaware Subsidiary shall cause:

          (a) the Certificate of Merger to be filed with the Secretary of the Commonwealth of Massachusetts; and

          (b) the Certificate of Merger to be filed with the Secretary of State of Delaware.

     2.3  Effects of the Merger. At the Effective Time:

          (a) the separate existence of Delaware Subsidiary shall cease and Delaware Subsidiary shall be merged into CTC Massachusetts;

          (b) the Articles of Incorporation of CTC Massachusetts shall continue as the Articles of Incorporation of the Surviving Subsidiary;

          (c) the Bylaws of CTC Massachusetts continue as the Bylaws of the Surviving Subsidiary;

          (d) the Articles of Incorporation of Delaware Parent shall continue as the Articles of Incorporation of Surviving Parent;

          (e) the Bylaws of Delaware Parent shall continue as the Bylaws of Surviving Parent;

          (f) each officer and director of CTC Massachusetts in office immediately prior to the Effective Time shall serve in the same capacity as officer or director of Surviving Parent immediately after the Effective Time;

          (g) each share of CTC Massachusetts Common Stock and CTC Massachusetts Preferred Stock outstanding immediately prior to the Effective Time shall be converted into one share of Surviving Parent Common Stock and one share of Surviving Parent Preferred Stock, respectively, pursuant to
Article III herein;

          (f) without further transfer, act, or deed, the separate existence of Delaware Subsidiary shall cease and CTC Massachusetts shall possess all the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties, of Delaware Subsidiary; and all property, real, personal and mixed, and all debts due to Delaware Subsidiary on whatever account, as well as stock subscriptions and all other things belonging to Delaware Subsidiary shall be vested in CTC Massachusetts; and all property, rights, privileges, powers and franchises, and all and every other interest of Delaware Subsidiary shall be thereafter as effectually the property of the CTC Massachusetts as they were of Delaware Subsidiary, and the title to any real estate vested by deed or otherwise in Delaware Subsidiary shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of Delaware Subsidiary and all liens upon any property of Delaware Subsidiary shall be preserved unimpaired and all debts, liabilities and duties of Delaware Subsidiary shall attach to CTC Massachusetts and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.


     2.4 Further Assurances. Delaware Subsidiary agrees that if, at any time after the Effective Time, CTC Massachusetts shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the CTC Massachusetts title to any property or rights of Delaware Subsidiary, the CTC Massachusetts and its officers and directors may execute and deliver all such deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the CTC Massachusetts and otherwise to carry out the purposes of this Agreement, in the name of Delaware Subsidiary or otherwise.

                                  ARTICLE III

                              CONVERSION OF STOCK

     3.1 Conversion of Stock. At the Effective Time, the stock of CTC Massachusetts shall be converted into stock of Surviving Parent, as follows:

          (a) each share of CTC Massachusetts Common Stock and each share of Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Surviving Parent Common Stock and one share of Preferred Stock, respectively; and

          (b) each share of Delaware Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and no stock shall be issued in the Merger in respect thereof.

     3.2 Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of CTC Massachusetts Common Stock and shares of Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Surviving Parent Common Stock and Preferred Stock into which the shares of CTC Massachusetts Common Stock and Preferred Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of Surviving Parent or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Surviving Parent or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of CTC Massachusetts Common Stock and Preferred Stock evidenced by such outstanding certificates as provided above.

     3.3 Stock Options. Each right or option to purchase shares of CTC Massachusetts Common Stock granted under the 1993 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, the Employee Stock Purchase Plan, the Employee Stock Benefit Plan and the 401(k) Savings Plan, and, upon approval of the stockholders of CTC Massachusetts, the 1998 Incentive Plan,(collectively, the "Plans"), and all other rights, options and warrants to purchase CTC Massachusetts Common Stock which is outstanding immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, right and warrant to purchase the same number of shares of Surviving Parent Common Stock at the same price per share, and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of said Plans and upon exercise of such rights, options and warrants as is equal to the number of shares of CTC Massachusetts Common Stock so reserved as of the Effective Time. As of the Effective Time, Surviving Parent hereby assumes the Plans and all obligations of CTC Massachusetts under the Plans including the outstanding options or awards or portions thereof granted pursuant to the Plans and assumes all obligations of CTC Massachusetts under all other options, rights and warrants.

     3.4 Validity of Surviving Parent Common Stock and Preferred Stock. All shares of Surviving Parent Common Stock and Preferred Stock into which CTC Massachusetts Common Stock and Preferred are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such CTC Massachusetts Common Stock and Preferred Stock.

     3.5 Rights of Former Holders. From and after the Effective Time, no holder of certificates which evidenced CTC Massachusetts Common Stock and Preferred Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Surviving Parent Common Stock and Preferred Stock into which such CTC Massachusetts Common Stock and Preferred Stock shall have been converted pursuant to the Merger.

                                   ARTICLE IV

                                    GENERAL

     4.1 Consents. Each of the parties hereto shall use its best efforts to obtain the consent and approval of each person whose consent or approval shall be required in order to permit consummation of the Merger.

     4.2 Governmental Authorizations. Each of the parties shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

     4.3 Waiver and Amendment. This Agreement may be amended by action of the Board of Directors of each party hereto action by the stockholders of the parties, except that (a) any amendment to Section 3.1, (b) any amendment changing the terms, rights, powers or preferences of the Surviving Parent Common Stock or Preferred Stock, or (c) any amendment altering any terms of this Agreement if such alteration would adversely affect the holders of CTC Massachusetts Common Stock or Preferred Stock, or Surviving Parent Common Stock or Preferred Stock, must be approved by a majority of the voting power of the outstanding CTC Massachusetts Common Stock and Preferred Stock.

     4.4 Termination. This Agreement may be terminated and the Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement at the Shareholders' Meeting, by action of the Board of Directors of CTC Massachusetts if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of Delaware Subsidiary and its shareholders.

     4.5 Entire Agreement. This Agreement (including any exhibits), contains the entire agreement among the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

     4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts has been signed by each of the parties and delivered to each of the other parties.

     4.7 Headings. The article, section and paragraph headings in this Agreement have been inserted for identification and reference and shall not by themselves determine the meaning or interpretation of any provision of this Agreement.

     4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the Massachusetts General Corporation Law.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                          CTC COMMUNICATIONS CORP.,
                                          a Massachusetts corporation

                                          ____________________________
                                          By:
                                          Title:

                                          CTC TELECOM CORP.
                                          a Delaware corporation

                                          ____________________________
                                          By:
                                          Title:

                                          CTC-NEWCO, INC.
                                          a Delaware corporation

                                          ____________________________
                                          By:
                                          Title:

                                                         APPENDIX B

CERTIFICATE OF INCORPORATION
OF
CTC TELECOM CORP.


	The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, do hereby set forth as follows:

		FIRST:	The name of the corporation is CTC TELECOM CORP.

		SECOND:	The address of the initial registered and principal
office of this corporation in this state is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

		THIRD:	The purpose of the corporation is to engage in any
lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

		FOURTH:	(a)	The corporation shall be authorized to issue
two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is One-Hundred Ten Million (110,000,000), consisting of One-Hundred Million (100,000,000) shares of Common Stock, $0.01 par value (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, $1.00 par value (the "Preferred Stock"). Of the authorized shares of Preferred Stock, Six Thousand Six Hundred Sixty-Six (666,666) shares shall be designated "Series A Convertible Preferred Stock.".

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

         The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(b) The relative rights, preferences, privileges, and restrictions granted to or imposed upon the Common Stock, the Series A Convertible Preferred Stock and the holders thereof (collectively, the "Stockholders") are as follows:

1. Designation. The series designated "Series A Convertible Preferred Stock" (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series shall be 666,666, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series A Preferred Stock. All capitalized terms used in this Certificate of Incorporation and not otherwise defined shall have the meaning given to such terms in Paragraph 14 of this Section (b) of Article FOURTH.

2. Dividends. The holders of Series A Preferred Stock shall be entitled to participate in all dividends that are declared and paid on Common Stock on the same basis as if all of the Series A Preferred Stock had been converted to Common Stock in accordance with Paragraph 7 of this Section (b) of Article FOURTH.

3. Liquidation Preference. (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, each holder of Series A Preferred Stock shall be entitled, after provision for the payment of the Corporation's debts and other liabilities, to be paid in cash in full, before any distribution is made on any Junior Securities, an amount in cash (the "Liquidation Amount") equal to the greater of (i) the Series A Preference Amount, or (ii) the Minimum Preference Amount, provided, however, if the amount each such holder of Series A Preferred Stock would have received had such holder converted all Series A Preferred Stock held by such holder into Common Stock immediately prior to such liquidation, dissolution or winding up of the Corporation would be equal to or greater than the Liquidation Amount, the Series A Preferred Stock shall be automatically converted into Common Stock in accordance with the terms herein, effective immediately prior to such liquidation, dissolution or winding up of the Corporation. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding Senior Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount to which they are entitled with respect to their Senior Preferred Stock, then the entire net assets of the Corporation remaining after the provision for the payment of the Corporation's debts and other liabilities shall be distributed among the holders of the Senior Preferred Stock ratably in proportion to the full preferential amounts to which they would otherwise be respectively entitled on account of their Senior Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Senior Preferred Stock shall have been paid in full the preferential amounts to which they shall be entitled to receive on account of their Senior Preferred Stock, the remaining net assets of the Corporation shall be distributed to the other stockholders of the Corporation as their respective interests may appear.

(b) Consolidation, Merger, etc. A consolidation or merger of the Corporation with or into any other corporation or corporations (a "merger") other than a merger in which the holders of the Corporation's Common Stock own a majority of the voting power of the surviving corporation, or a Sale of the Corporation, or the effectuation by the Corporation or its stockholders of a transaction or a series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (a "reorganization") shall be deemed to constitute a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 3, provided, however, the transfer of all or substantially all of the Corporation's assets to one or more wholly owned subsidiaries of the Corporation shall not be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 3. Any reorganization of the Corporation required by any court or administrative body in order to comply with any provision of law shall be deemed to be an involuntary liquidation, dissolution or winding up of the Corporation unless the preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the holders of Series A Preferred Stock are not adversely affected by such reorganization. Notwithstanding the foregoing, a consolidation, merger, Sale of the Corporation or reorganization shall not be deemed a liquidation, dissolution or winding up of the Corporation for the purposes of this Paragraph 3 if (i) the holders of the Requisite Percentage of the Series A Preferred Stock waive in writing the provisions of the preceding two sentences, as applicable and (ii) the Board of Directors of the Corporation consents to such waiver.

(c) Holders of Series A Preferred Stock shall not be entitled to any additional distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation in excess of the amounts set forth in this Paragraph 3.

4.	Voting.

(a)	Rights of Series A Preferred Stock. Except as otherwise required by law or as provided herein and subject to the rights of any class or series of capital stock of the Corporation that hereafter may be issued in compliance with the terms of these Articles of Incorporation, the shares of the Series A Preferred Stock shall vote together with the shares of the Corporation's
Common Stock and any other shares of the Corporation's stock which, by its terms, is entitled to vote together with the Series A Preferred Stock and the Common Stock as a single class at any annual or special meeting of stockholders of the Corporation, or may act by written consent in the same manner as the Corporation's Common Stock, upon the following basis: each holder of shares of Series A Preferred Stock shall be entitled to such number of votes for the Series A Preferred Stock held by such holder on the record date fixed for such meeting, or on the effective date of such written consent, as shall be equal to the lesser of (i) the whole number of shares of the Corporation's Common Stock issuable upon conversion and exercise of all shares of Series A Preferred Stock and Warrants held by such holder immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and (ii) the number of shares of Series A Preferred Stock held by such holder multiplied by 2.476.

5.  Special Approval Rights.

(a)	Restricted Actions.  So long as any shares of Series A Preferred Stock are outstanding, the affirmative vote of the holders of the Requisite Percentage of Series A Preferred Stock, acting by written consent or voting separately as a single class in person or by proxy, at a special or annual meeting of holders of Series A Preferred Stock called for the purpose, shall be necessary to authorize the Corporation to take any of the following actions (herein, each a "Restricted Action"):

(A)	authorize, or increase or permit any Subsidiary to authorize or increase, the authorized number of shares of, or issue additional shares of Series
A Preferred Stock or any class or series of the Corporation's or any Subsidiary's capital stock or options, warrants or other rights to acquire any such capital stock ranking with respect to liquidation preference, dividends or voting rights, senior in right to, or on a parity with, the Series A Preferred Stock or entitling the holders thereof to receive any dividends or distributions (other than stock dividends) at any time when any shares of Series A Preferred Stock are outstanding; provided however, that nothing contained in this Paragraph 5 shall restrict the Company from authorizing or issuing (i) Common Stock or warrants or options to acquire Common Stock or (ii) Straight Preferred
Stock;

(B)	amend, repeal or change, directly or indirectly, any of the provisions of the Certificate of Incorporation of the Corporation or the By-laws of the Corporation in any manner that would alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them adversely;

(C)	at any time when the outstanding shares of Series A Preferred Stock and
Preferred Stock Derivatives represent at least four and 55/100 percent
(4.55%) of the Corporation's Common Stock Deemed Outstanding, authorize or effect the declaration or payment of dividends or other distributions
(other than stock dividends) upon, or the redemption or repurchase of, any equity securities of the Corporation other than repurchase of Common
Stock from departing employees that has been approved by the Compensation Committee and the Board of Directors; or

(D)	at any time when the outstanding shares of Series A Preferred Stock and
Preferred Stock Derivatives represent at least four and 55/100 percent
(4.55%) of the Corporation's Common Stock Deemed Outstanding, permit the
Board of Directors of the Corporation to consist of more than eleven (11) members.

(b)	Approval.  The approval rights of the holders of shares of Series A
Preferred Stock to authorize the Corporation to take any of the Restricted Actions as provided in this Paragraph 5 may be exercised at any annual meeting of stockholders, at a special meeting of the holders of Series A Preferred Stock held for such purpose or by written consent. At each meeting of stockholders at which the holders of shares of Series A Preferred Stock shall have the right, voting separately as a single class, to authorize the Corporation to take any Restricted Action as provided in this Paragraph 5, the presence in person or by proxy of the holders of the Requisite Percentage of Series A Preferred Stock entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof, in the absence of a quorum of the holders of shares of Series A Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series A Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

6. Compensation Committee. Unless otherwise consented to by the holders of the Requisite Percentage of outstanding Series A Preferred Stock, so long as any shares of Series A Preferred Stock are outstanding and so long as the outstanding shares of Series A Preferred Stock and Preferred Stock Derivatives represent at least four and 55/100 percent (4.55%) of the Corporation's Common Stock Deemed Outstanding, the Board of Directors shall elect a Compensation Committee of the Board of Directors consisting of three
(3) individuals, one of whom shall be a director designated in writing by the holders of a majority of the Series A Preferred Stock, and the other two of which shall consist of independent directors who are not employed by the Corporation and are not Affiliates of those stockholders who are Affiliates of the Corporation ("Independent Directors"), which Compensation Committee shall be increased by one (1) member, which member shall be the member added pursuant to Section 7.6 of the Purchase Agreement or another member satisfactory to the holders of the Requisite Percentage of outstanding Series A Preferred Stock and the Corporation's chief executive officer. So long as any shares of Series A Preferred Stock are outstanding and so long as the outstanding shares of Series A Preferred Stock and Preferred Stock Derivatives represent at least four and 55/100 percent (4.55%) of the Corporation's Common Stock Deemed Outstanding, decisions of the Compensation Committee must be made by the affirmative vote of at least three (3) members. The Compensation Committee shall approve all recommendations to the Board of Directors as to the following, and the Board of Directors shall not have the power to approve any of the following without such recommendation, so long as any shares of Series A Preferred Stock are outstanding and so long as the outstanding shares of Series A Preferred Stock and Preferred Stock Derivatives represent at least four and 55/100 percent (4.55%) of the Corporation's Common Stock Deemed Outstanding, provided however, that nothing contained herein shall restrict the Corporation from honoring its contractual obligations existing on April 10, 1998 and disclosed in the Purchase
Agreement:

(i)	the terms of employment, including compensation, of all new senior management employees;

(ii)	any increases in the compensation or benefits of any senior management employee;

(iii)	the terms of, and allocations of awards to senior management employees under, any bonus, profit-sharing, or similar incentive plan arrangements;

(iv)	the award of any other incentive or bonus compensation to senior management employees;

(v)	the issuance of capital stock or Convertible Securities to any employees or directors of the Corporation or its Subsidiaries; and

(vi)	the issuance of capital stock or Convertible Securities to consultants to the Corporation or its Subsidiaries other than Common Stock, warrants and options to purchase Common Stock representing more than 40,000 shares of Common Stock in the aggregate on a fully diluted basis with respect to all such issuances during any fiscal year.

7.  Conversion Rights.

(a)  Conversion Procedure.

(i) At any time and from time to time, any holder of Series A Preferred Stock shall have the right, at its option, to convert all or any portion of each share of Series A Preferred Stock (including any fraction of a share) held by such holder into a number of shares of fully paid and nonassessable Common Stock computed by dividing the Series A Preference Amount by the Conversion Price in effect on the Conversion Date; provided, however, that in the event of the conversion of Series A Preference Stock pursuant to Paragraph 3(a) or Paragraph 7(g) of this Section (b) of Article FOURTH, the number of shares of fully paid and nonassessable Common Stock into which each Share of Series A Preferred Stock shall convert shall be computed by dividing the greater of the Series A Preference Amount or $21.39 by the Conversion Price in effect on the Conversion Date.

Notwithstanding any other provision hereof, if a conversion of Series A Preferred Stock is to be made in connection with a Sale of the Corporation, such conversion may, at the election of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the consummation of the Sale of the Corporation, in which case such conversion shall not be deemed to be effective until immediately prior to the consummation of such Sale of the Corporation.

(ii) Subject to the provisions of Paragraph 7(a)(i), each conversion of Series A Preferred Stock shall be deemed to have been effected as of the close of business on the effective date of such conversion specified in a written notice (the "Conversion Date"); provided, however, that the Conversion Date shall not be a date earlier than the date such notice is so given, and if such notice does not specify a conversion date, the Conversion Date shall be deemed to be the date such notice is given to the Corporation. On the Conversion Date, the rights of the holder of such Series A Preferred Stock as such holder (including the right to receive dividends) shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(iii) As soon as practicable after the Conversion Date, but in any event within ten (10) business days after the holder has delivered the certificates (or affidavits of loss in form and substance reasonably satisfactory to the Company) evidencing the shares of Series A Preferred Stock converted into shares of Common Stock in accordance herewith, the Corporation shall deliver to the converting holder:

(x) a certificate or certificates representing, in the aggregate, the number of shares of Common Stock issued upon such conversion, in the same name or names as the certificates representing the converted shares and in such denomination or denominations as the converting holder shall specify and a check for cash with respect to any fractional interest in a share of Common Stock as provided in clause (vii) of this Paragraph 7(a); and
(y) a certificate representing any shares that were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but that were not converted.
(iv) The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders of such Series A Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any shares of Series A Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock so issued upon such conversion shall be validly issued, fully paid and nonassessable.

(v) The Corporation shall not close its books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner that interferes with the timely conversion of Series A Preferred Stock. The Corporation shall assist and cooperate with any holder of shares of Series A Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series A
Preferred Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

(vi) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock as are issuable upon the conversion of all outstanding Series A Preferred Stock. All shares of Common Stock that are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common
Stock may be so issued without violation of any applicable law or governmental regulation applicable to the Corporation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

(vii) No fractional shares of Common Stock or script shall be issued upon conversion of shares of the Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common
Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Corporation's Board of Directors.

(b) Conversion Price. The initial conversion price shall be nine dollars ($9.00), which may be adjusted from time to time hereafter (as so adjusted, the "Conversion Price") . If and whenever on or after the original date of issuance of the Series A Preferred Stock the Corporation issues or sells, or in accordance with Paragraph 7(c) is deemed to have issued or sold, any shares of its Common Stock or Convertible Securities for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Conversion Price shall be reduced to an amount determined by dividing (a) the sum of (1) the product derived by multiplying (i) the Conversion Price in effect immediately prior to such issue or sale times (ii) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received (or deemed received pursuant to Paragraph 7(c)(ii) below) by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

(c) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Paragraph 7, the following shall be applicable:

(i) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the cumulative minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange thereof and, if applicable, the exercise, conversion and exchange of any other
Convertible Securities that such Convertible Securities may be converted into or exchanged for, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock and, if applicable, any other Convertible Securities, are actually issued upon the exercise, conversion or exchange of such Convertible Securities.

(ii) Change in Exercise Price or Conversion Rate. If the additional consideration payable to the Corporation upon the exercise, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock should change at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price that would have been in effect at such time had such Convertible Securities that are still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time such Convertible Securities were initially granted, issued or sold; and on the termination date of any right to exercise, convert or exchange such Convertible Securities without such right having been duly exercised, the Conversion Price then in effect hereunder shall be increased to the Conversion Price that would have been in effect at the time of such termination had such Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(iii) Exceptions for Excluded Securities. Notwithstanding the foregoing, no adjustments shall be made under this Paragraph 7(c) with respect to the issuance of any Excluded Securities.

(iv) Valuation of Non-Cash Consideration. In the event that Convertible Securities are issued for consideration other than cash, the value of such consideration shall be made by a good faith determination by the Board.

(d) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock shall be combined (by reverse stock split or otherwise) into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In any such event all numbers, percentages, computations and the like in this Section (b) of Article FOURTH shall be deemed modified as necessary to give appropriate effect to such subdivision or combination.

(e) Certain Events. If an event not specified in this Paragraph 7 occurs that has substantially the same economic effect on the Series A Preferred Stock as those specifically enumerated, then this Paragraph 7 shall be construed liberally, mutatis mutandis, in order to give the Series A Preferred Stock the intended benefit of the protections provided under this Paragraph 7. In such event, the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A Preferred Stock; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Paragraph 7 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock.

(f)  Notices.

(i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Preferred
Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii) The Corporation shall give written notice to all holders of Series A Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any dissolution or liquidation.

(g) Mandatory Conversion. Each share of Series A Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock of the Corporation on the basis set forth in Paragraph 7(a) upon not less than 10 days prior written notice of conversion (the "Conversion Notice") from the Corporation, which Conversion Notice and mandatory conversion shall not be effective unless (i) the average closing bid price (or closing sales price, as applicable) per share for the Corporation's Common Stock on the Nasdaq Stock Market (or such national stock exchange upon which the Corporation's Common Stock is then listed), for the period of thirty (30) consecutive trading days ending on the last trading day prior to the giving of the Conversion Notice, is (aa) in the case of a Conversion Notice given prior to April 10, 2002, at least three hundred percent (300%) of the highest Conversion Price in effect during any portion of such thirty
(30) trading day period or (bb) in the case of a Conversion Notice given on or after April 10, 2002, at least one hundred percent (100%) of the highest Conversion Price in effect during any portion of such thirty (30) trading day period, and (ii) a "Shelf Registration" pursuant to the Registration Rights Agreement with respect to the "Registrable Securities" (including those issuable upon such conversion) shall be effective as of the time the Series A Preferred Stock converts into Common Stock. Holders of shares of Series A Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. At such time as at least 500,000 shares of Series A Preferred Stock shall have been converted into Common Stock pursuant to this Paragraph 7, all other then outstanding shares of Series A Preferred Stock shall thereupon automatically be converted into fully paid and nonassessable shares of Common Stock of the Corporation in the basis set forth in Paragraph 7(a). As promptly as practicable after such conversion, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to this Paragraph 7. Until such time as a holder of shares of Series A Preferred Stock shall surrender its certificate or certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

8.  Redemption.
(a) The Series A Preferred Stock may be redeemed (in whole or in part) at the option of the holders of the Requisite Percentage of Series A Preferred Stock on or after the Maturity Date (an "Optional Redemption"). In any such case, the holders of the Requisite Percentage of Series A Preferred Stock shall notify the Corporation in writing of its or their intent to exercise the rights afforded by this Paragraph 8(a) and specify a date not less than 90 nor more than 180 days from the date of such notice on which the Series A Preferred Stock shall be redeemed (the "Optional Redemption Date"). Upon receipt of such notice, the Corporation shall promptly notify the remaining holders of the Series A Preferred Stock of the Optional Redemption Date. The remaining holders have the right to participate in such redemption if they so elect by giving the Corporation written notice to such effect within 20 days of having received such notice. The Corporation shall redeem on the Optional Redemption Date all shares of Series A Preferred Stock being redeemed in cash by wire transfer of immediately available funds in an amount equal to the greater of the Series A Preference Amount of such shares or the Minimum Preference Amount of such shares to the extent funds are legally available for such redemption.

(b) If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on an Optional Redemption Date are insufficient to redeem the total number of outstanding shares of Series A Preferred Stock entitled to redemption, the holders of shares of Series A Preferred Stock entitled to redemption shall share ratably in any funds legally available for redemption of such shares according to the respective amounts that would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Preferred Stock, such funds will be used at the earliest permissible time, to redeem the balance of such shares, or such portion thereof for which funds are then legally available. From and after the Corporation's receipt of an Optional Redemption notice pursuant to Paragraph 8(a), the Corporation shall be obligated to use its best efforts to take such actions as may be necessary (including, without limitation, the issuance of additional equity securities, the revaluation or recapitalization of the Corporation or the consummation of a merger or sale of assets) in order to permit the full and timely redemption of the shares of Series A Preferred Stock entitled to redemption.

(c) If, for any reason, the Corporation fails to redeem all shares of Series A Preferred Stock entitled to redemption on an Optional Redemption Date (i) the unredeemed shares shall remain outstanding and shall continue to have all rights and preferences (including, without limitation, dividend and voting rights) provided for herein, and (ii) the holders of such unredeemed shares shall have the ongoing right to be redeemed in accordance with this Paragraph 8, together with such rights and remedies as may be available under applicable law.

(d) The notices provided for in this Paragraph 8 shall be sent, if by or on behalf of the Corporation, to the holders of the Series A Preferred Stock at their respective addresses as shall then appear on the records of the Corporation, or if by any holder of Series A Preferred Stock to the Corporation at its principal executive office as set forth in the Purchase Agreement, by first class mail, postage prepaid, (i) notifying such recipient of the redemption, the date of such redemption, the number of shares of Series A Preferred Stock to be redeemed, and the redemption price therefor and (ii) in the case of any notice by or on behalf of the Corporation, stating the place or places at which the shares called for redemption shall, upon presentation and surrender of such certificates representing such shares, be redeemed.

9. Status of Reacquired Shares.  Any shares of Series A Preferred
Stock redeemed pursuant to Paragraph 8 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series A Preferred Stock.

10. Rank. The Series A Preferred Stock shall rank senior in right as to dividends and upon liquidation, dissolution or winding up to all Junior Securities, whenever issued.

11. Identical Rights. Each share of the Series A Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Series A
Preferred Stock.

12. Certificates. So long as any shares of the Series A Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement as required by Section 15(d) of the General Corporation Law of the State of Delaware.

13. Amendments. Any provision of these terms of the Series A Preferred Stock may be amended, modified or waived if and only if the holder of the Requisite Percentage of Series A Preferred Stock has consented in writing or by an affirmative vote to such amendment, modification or waiver of any such provision of this Section (b) of Article FOURTH.

14.  Definitions.
"Affiliate or Affiliates" shall mean with respect to any Person, any other Person that would be considered to be an affiliate of such Person under Rule 144(a) under the Securities Act of 1933, as amended, as in effect on April 10, 1998, if such Person were issuing securities.
"Certificate of Incorporation" shall mean this Certificate of Incorporation, as amended from time to time.
"Common Stock" shall mean the Corporation's Common Stock, $.01 par value. "Common Stock Deemed Outstanding" shall mean, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, plus the number of shares of Common Stock issuable upon the exercise in full of all Convertible Securities whether or not the Convertible Securities are convertible into, exercisable or exchangeable for Common Stock at such time.
"Conversion Price" shall have the meaning set forth in Paragraph 7(b) hereof. "Convertible Securities" shall mean securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common
Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities that are convertible into or exchanged for Common Stock.
"Excluded Securities" shall mean any (a) Common Stock or Convertible Securities outstanding as of April 10, 1998 and disclosed in the Purchase Agreement, (b) Common Stock issuable upon the exercise, conversion or exchange of Convertible Securities described in clause (a), or (c) Common Stock or warrants or options to acquire Common Stock issued after April
10, 1998 to (i) employees, directors or consultants to the Corporation or its subsidiaries with the approval of the Compensation Committee to the extent such approval is required under Paragraph 5(c) hereof, (ii) lenders who are not Affiliates of the Corporation as partial consideration for senior debt financing to the Corporation, (iii) equipment lessors who are not Affiliates of the Corporation as partial consideration for equipment lease financing to the Corporation, (iv) licensors who are not Affiliates of the Corporation as partial consideration for license agreements with the Corporation, (v) bond and Straight Preferred Stock purchasers as partial consideration for issuances of debt securities or Straight Preferred Stock pursuant to underwritten public offerings of such debt securities or Straight
Preferred Stock under the Securities Act of 1933, as amended, (vi) bond and Straight Preferred Stock purchasers as partial consideration for issuance of such debt securities or Straight Preferred Stock pursuant to offerings under Rule 144A yielding the Corporation, with respect to each such offering, proceeds of at least $75,000,000 (net of any interest or dividend escrows or similar arrangements), (vii) bond and Straight
Preferred Stock purchasers as partial consideration for issuances of such debt securities or Straight Preferred Stock pursuant to offerings under Rule 144A yielding the Corporation with respect to each such offering, proceeds of at least $40,000,000 (net of any interest or dividend escrows or similar arrangements) sold to at least five purchasers, who are not Affiliates of one another, (viii) any Persons (including the stockholders or owners of Persons) as all or part of the consideration paid for the acquisition of ownership interests in, or assets of, such Person unless
(aa) such Person is an Affiliate of the Corporation (other than a Subsidiary) or (bb) Affiliates of the Corporation collectively own more than ten percent (10%) of the ownership interests in such Person or (ix) to Comm-Tract Corp. and Comm-Tract Corp. of New York or their owners in consideration for the acquisition of said companies by the Corporation involving the issuance of Common Stock at a price which is not less than $9.00 per share. For purposes of clause (viii) above, the value of consideration other than cash received by the Corporation in return for the issuance of Common Stock shall be determined in good faith by the Board.
"Independent Directors" shall have the meaning set forth in Paragraph 6 hereof.
"Junior Securities" shall mean any of the Corporation's Common Stock and all other equity securities of the Corporation other than (i) the Series A Preferred Stock and (ii) any other shares of the Corporation's preferred stock (a) which by their terms, state that they are not Junior Securities or provide the holders thereof with rights pari passu with or senior to those of the holders of Series A Preferred Stock and (b) are issued in compliance with this Section (b) of Article FOURTH.
"Maturity Date" shall mean April 9, 2003; provided however, that if, on or before October 9, 1998, the Corporation completes and closes a debt financing yielding the Corporation proceeds of at least $75,000,000 (net of any interest escrow or similar arrangement), then the Maturity Date shall mean the earlier of April 9, 2010 or the 180th day following the stated maturity date of such debt.
"Minimum Preference Amount" shall mean $25.41 per share of Series A Preferred Stock.
"Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof. "Preferred Stock" shall mean the Series A Preferred Stock.
"Preferred Stock Derivatives" shall mean any Common Stock or Convertible Securities issued to holders of Series A Preferred Stock in exchange therefor, as a stock dividend thereon, in respect thereof in connection with a stock split or recapitalization or in connection with the exercise of preemptive rights pertaining thereto pursuant to the Purchase
Agreement.
"Purchase Agreement" shall mean that certain Securities Purchase Agreement dated as of April 10, 1998 among the Purchasers named therein and the Corporation, as it may be amended from time to time.
"Purchase Price" of any share of Series A Preferred Stock shall be $18.00. "Registration Rights Agreement" shall mean that certain Registration Rights Agreement between the Corporation and the holder(s) of the Series A
Preferred Stock, as it may be amended from time to time.
"Required Consent" shall have the meaning set forth in Paragraph 5. "Requisite Percentage" shall mean a majority.
"Restricted Action" shall have the meaning set forth in Paragraph 5.
"Sale of the Corporation" shall mean a single transaction or a series of transactions pursuant to which a Person or Persons acquire (i) capital stock of the Corporation possessing the voting power to elect a majority of the Corporation's board of directors (whether by merger, consolidation or sale or transfer of the Corporation's capital stock); or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis.
"Senior Preferred Stock" shall mean the Series A Preferred Stock and any other preferred stock of the Corporation designated by the Corporation in accordance with this Section (b) of Article FOURTH, the terms of which preferred stock provide for it to be treated as Senior Preferred Stock for purposes of the particular sections herein in which the term "Senior Preferred Stock" is used.
"Series A Preference Amount" shall mean, as of any date, an amount per share of Series A Preferred Stock equal to the Purchase Price increasing from the date of issuance of such share through the date in question at a rate of nine percent (9%) per annum, compounding semi-annually in arrears from the date of issuance and prorated on a daily basis for partial periods. "Series A Preferred Stock" shall mean the Corporation's Series A Preferred Stock, $1.00 par value.
"Straight Preferred Stock" shall mean preferred stock of the Corporation which (i) is neither a Convertible Security nor convertible into or exchangeable for any other security other than preferred stock meeting the requirements of this definition or debt securities, (ii) is issued solely for cash payable upon issuance, (iii) accrues dividends only at a rate or rates fixed in the certificate of designation or amendment to the Certificate of Incorporation designating such preferred stock, (iv) has no voting rights other than as required by law, (v) entitles the holders thereof to receive, in the aggregate, not more than the purchase price therefor plus the amount of any accrued unpaid dividends in respect thereof, and (vi) does not otherwise directly or indirectly alter or change the powers, preferences or special rights of the shares of Series
A Preferred Stock so as to affect them adversely.
"Subsidiary" shall mean, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.
"Warrants" shall mean the Warrants issued pursuant to the Purchase Agreement to purchase 133,333 shares of Common Stock, as adjusted from time to time.
15. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this Resolution (as such Resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights preferences and limitations set forth in this Resolution (as so amended) which can be given effect without implicating the invalid, unlawful or unenforceable right preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other right, preference or limitation unless so expressed herein.


FIFTH:	The name and address of the incorporator are as follows:

		NAME					ADDRESS
		Michael Barr 			10 Bank Street
							White Plains, New York 10606

		SIXTH:	The following provisions are inserted for the
management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:
(1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

(2) The Board of Directors shall have power without the assent or vote of the stockholders:

(a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

(3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of director's interest, or for any other reason.

(4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders, provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SEVENTH:		No director shall be liable to the corporation or any
of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.


	EIGHTH:		Whenever a compromise or arrangement is proposed
between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.


	NINTH:	The corporation reserves the right to amend, alter, change
or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.



	IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this _____________day of October, 1998.


Michael Barr
__________________________________
Michael Barr, Incorporator

                                                         APPENDIX C

BY-LAWS

OF

CTC TELECOM CORP.

ARTICLE I
Stockholders

Section 1.	ANNUAL MEETING.  The Annual Meeting of Stockholders shall
be held each year on a date and at a time designated by the Board of Directors. At the Annual Meeting of Stockholders, only such business shall be conducted as shall have been properly brought before the Meeting.

Section 2.	SPECIAL MEETINGS. Special Meetings may be called at any
time by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is not a Chief Executive Officer, the President) or the Corporation's Board of Directors.

Section 3. 	PLACE OF MEETING.  All meetings of stockholders shall be
held at the principal office of the Corporation unless a different place (within the United States) is fixed by the Directors or the President and stated in the notice of the meeting.

Section 4. 	NOTICE OF MEETINGS.  Except as hereinafter provided, a
written notice of every meeting of stockholders, stating the place, date and hour thereof, and the purposes for which the meeting is to be held, shall be given by the Secretary or by the person calling the meeting at least ten (10) but not more than (60) days before the meeting to each stockholder entitled to vote thereat and to each stockholder, who, by law, by the Certificate of Incorporation or by these By-Laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it postage prepaid and addressed to such stockholder at his address as it appears upon the books of the Corporation. No notice need be given to any stockholder if a written waiver of notice, executed before or after the meeting by the stockholder or his attorney thereunto authorized, is filed with the records of the meeting.

Section 5. 	QUORUM.  Except as otherwise provided by law or in the
Certificate of Incorporation or these By-Laws, the holders of a majority of the issued and outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business.

Section 6. 	VOTING AND PROXIES.  Each stockholder shall have one vote
for each share of stock entitled to vote held by him of record according to the records of the Corporation, unless otherwise provided by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy dated not more than three years before the meeting named therein, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting, or of any adjournment thereof, before being voted. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at any adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

Section 7. 	ACTION AT MEETING.  When a quorum is present, the holders
of a majority of the stock present or represented and voting on a matter, (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) except where a larger vote is required by law, the Certificate of Incorporation or these By-Laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The Corporation shall not directly or indirectly vote any share of its stock.

Section 8. 	ACTION WITHOUT MEETING.  Unless otherwise provided by the
Certificate of Incorporation, any action required or permitted to be taken by stockholders at any annual or special meeting may be taken without a meeting and without prior notice, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted, consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. All such consents must, in order to be effective, be signed and delivered to the Corporation within sixty days after the earliest dated consent is delivered to the Corporation. Such consent shall be treated for all purposes as a vote at a meeting.

Section 9. 	NOTICE OF STOCKHOLDER BUSINESS AND NOMINATION OF DIRECTORS.

	(a)	Annual Meetings of Stockholders.

	(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (x) pursuant to the Corporation's notice of meeting, (y) by or at the direction of the Board of Directors or
(z) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this
Section 9, is entitled to vote at the meeting and has complied with the notice procedures set forth in this Section 9.

	(ii) For nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (z) of paragraph (a)(i) of this Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive office of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (x) the 60th day prior to such annual meeting and
(y) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

	(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 9 to the contrary, in the event that any person nominated by the Board of Directors of the Corporation for election as a Director (other than a person nominated to fill a vacancy created by the death of a Director) was not a Director or nominee named (x) in the Corporation's proxy statement for the preceding annual meeting or (y) in a public announcement made by this Corporation at least 60 days prior to the first anniversary of the preceding year's annual meeting (a "New Nominee"), a stockholder's notice required by this Section 9 shall also be considered timely if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which public announcement is first made by the Corporation of the election or nomination of such New Nominee to the Board of Directors.

	(iv) The Corporation shall set forth in its proxy statement for each annual meeting of stockholders the date by which notice of nominations by stockholders of persons for election as a Director or for other business proposed to be brought by stockholders at the next annual meeting of stockholders must be received by the Corporation to be considered timely pursuant to this Section 9. With respect to the first annual meeting of stockholders after the adoption of this Section 9, the Corporation shall issue a public announcement setting forth such information not less than 30 days prior to the applicable date.

(b)	Special Meetings of Stockholders.  Only such business shall
be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors of the Corporation may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (x) by or at the direction of the Board of Directors or (y) by any stockholder of the Corporation who (1) is a stockholder of record at the time of giving of notice provided for in this Section 9, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 9. Stockholders desiring to nominate persons for election to the Board of Directors at such a special meeting of stockholders shall deliver the stockholder's notice required by paragraph (a)(ii) of this Section 9 to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of (A) the 60th day prior to such special meeting and (B) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c)	General.

	(i) Only persons who are nominated in accordance with the procedures set forth in this Section 9 shall be eligible to serve as Directors. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 9. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 9 and, if any proposed nomination or business is not in compliance with this Section 9, to declare that such defective proposal shall be disregarded.

	(ii) For purposes of this Section 9, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this
Section 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
9. Nothing in this Section 9 shall be deemed to limit the Corporation's obligation to include stockholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act or any successor Rule.

ARTICLE II
Directors

Section 1.	POWERS.  The business of the Corporation shall be managed
by a Board of Directors who may exercise all the powers of the Corporation including, but not limited to, the issuance of stock, except as otherwise provided by law, by the Articles of Organization or by these By-Laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

Section 2. 	NUMBER.  The Board of Directors shall fix the number of
Directors at not less than three nor more than eleven Directors; provided, however, that the number of Directors shall be fixed at not less than two whenever there shall be only two stockholders and not less than one whenever there shall be only one stockholder. The number of Directors may be increased or decreased at any time or from time to time by the vote of a majority of the Directors then in office. No Director need be a stockholder.

Section 3. 	CLASSIFICATION, ELECTION AND TENURE.  The Directors, other
than those who may be elected by the holders of any class or series of Preferred Stock voting separately by class or series, shall be classified, with respect to the duration of the term for which they severally hold office, into three classes, designated Class I, Class II, and Class III, which shall be as nearly equal in number as possible and as provided by resolution of the Board of Directors in connection with such election.

	Each initial Director in Class I shall hold office for a term expiring at the
1998 annual meeting of stockholders; each initial Director of Class II shall hold office for a term expiring at the 1999 annual meeting of stockholders;
and each initial Director of Class III shall hold office for a term expiring at the 2000 annual meeting of stockholders.  Each Director shall serve until his successor is duly elected and qualified or until his earlier death, resignation, removal or disqualification.  At each annual meeting of stockholders following the 1998 annual meeting, the stockholders shall elect the successors of the class of Directors whose term expires at that meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or until their earlier death, resignation, removal or disqualification.

	The Board of Directors shall increase or decrease the number of Directors in one or more classes as may be appropriate whenever it increases or decreases the number of Directors pursuant to Section 2 of this Article II, in order to ensure that the three classes shall be as nearly equal in number as possible.

	Section 4. 	VACANCIES. Subject to the rights of the holders of shares of any class or series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation or removal shall only be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining Director, and newly created Directorships resulting from any increase in the number of Directors shall be filled by the Board of
Directors, or if not so filled, by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose in accordance with these By-laws.  Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of
Directors in which the new Directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified or until his earlier death, resignation or removal.  The Directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirement of law or of the number of Directors as required for a quorum or for any vote or other actions.

	Section 5. 	RESIGNATION.  Any Director may resign by delivering his written resignation to the Corporation at its principal office or to the President or
Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

	Section 6. 	REMOVAL.  Except as otherwise provided in the Articles of
Organization or these By-laws relating to the rights of the holders of any class or series of Preferred Stock voting separately by class or series, to elect Directors under specified circumstances any Director or Directors may be removed from office but only for cause and only by either the affirmative vote, at any regular meeting or special meeting of the stockholders, of not less than a majority of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, but only if notice of such proposal was contained in the notice of such meeting, or by the affirmative vote of a majority of the Directors then in office. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body opposing him.

	Section 7. 	MEETINGS.  Regular meetings of the Directors may be held without call or notice at such places and at such times as the Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination.  A regular meeting of the Directors may be held without a call or notice at the same place as the annual meeting of stockholders or the special meeting held in lieu thereof, following such meetings of stockholders.

	Special meetings of the Directors may be held at any time and place designated in a call by the President, Treasurer or two or more Directors.

	Section 8. 	NOTICE OF MEETINGS.  Notice of all special meetings of the
Directors shall be given to each Director by the Secretary, or in case of the death, absence, incapacity or refusal of the Secretary, by the officer or one of the Directors calling the meeting. Notice shall be given to each Director in person, by telephone, facsimile or email at least twenty-four hours in advance of the meeting, or by written notice mailed to his business or home address at least forty-eight hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors' meeting need not specify the purposes of the meeting.

	Section 9. 	QUORUM.  At any meeting of the Directors, a majority of the
Directors then in office shall constitute a quorum.  Less than a quorum may adjourn any meeting from time to time without further notice.

	Section 10. 	ACTION AT MEETING.  At any meeting of the Directors at which a quorum is present, the vote of a majority of those present, unless a different vote is specified by law, by the Articles of Organization, or by these By-Laws, shall be sufficient to decide such matter.

	Section 11. 	ACTION BY CONSENT.  Any action by the Directors may be taken without a meeting if a written consent thereto is signed by all the Directors and filed with the records of the Directors' Meetings.  Such consent shall be treated as a vote of the Directors for all purposes.

	Section 12. 	COMMITTEE.  The Directors may, by vote of a majority of the
Directors then in office, elect from their number an executive or other committees and may by like vote delegate thereto some or all of their powers except those which by law, the Articles of Organization or these By-Laws, they are prohibited from delegating.  Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors, or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-Laws for the Directors.

	Section 13. 	MEETING BY TELECOMMUNICATIONS.  Members of the Board of
Directors or any committee elected thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in a meeting can hear each other at the same time and participation by such means shall constitute presence in person at the meeting.

ARTICLE III
Officers

	Section 1. 	ENUMERATION.  The officers of the Corporation shall consist of a
President, a Treasurer, a Secretary, and such other officers, including a
Chairman of the Board of Directors, one or more Vice Presidents, Assistant
Treasurer, Assistant Secretary as the Directors may determine.

	Section 2. 	ELECTION.  The President, Treasurer and Secretary shall be
elected annually by the Directors at their first meeting following the annual meeting of stockholders. Other officers may be chosen by the Directors at such meeting or at any other meeting.

	Section 3. 	QUALIFICATION.  The President may, but need not be, a Director.
No officer need be a stockholder.  Any two or more officers may be held by the same person provided that the President and Secretary shall not be the same person.  Any officer may be required by the Directors to give bond for the faithful performance of his duties to the Corporation in such amount and with such sureties as the Directors may determine.

	Section 4. 	TENURE.  Except as otherwise provided by law, the Certificate of
Incorporation or by these By-Laws, the President, Treasurer and Secretary shall hold office until the first meeting of the Directors following the annual meeting of stockholders and thereafter until his successor is chosen and qualified; and all other officers shall hold office until the first meeting of the Directors following the annual meeting of the stockholders, unless a shorter term is specified in the vote choosing or appointing them.
An officer may resign by delivering his written resignation to the
Corporation at its principal office or to the President or Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

	Section 5. 	REMOVAL.  The Directors may remove any officer with or without cause by a vote of a majority of the entire number of Directors then in office, provided, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors prior to action thereon.

	Section 6. 	CHAIRMAN, PRESIDENT AND VICE PRESIDENT.  The Chairman of the
Board of Directors, if there be one, shall be the chief executive officer of the Corporation and shall, when present, preside at all meetings of the stockholders and at all meetings of the Board of Directors.  The President shall have such duties and powers as are prescribed by the Board of
Directors.  Any Vice President shall have such powers as the Directors may from time to time designate.

	Section  7. 	TREASURER AND ASSISTANT TREASURER.  The Treasurer shall,
subject to the direction of the Directors, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. He shall have custody of all funds, securities, and valuable documents of the Corporation, except as the Directors may otherwise provide.

	Any Assistant Treasurer shall have such powers as the Directors may from time to time designate.

	Section 8.	SECRETARY.  The Secretary shall keep a record of the meetings of stockholders and of the meetings of the Directors.  Unless a Transfer Agent is appointed, the Secretary shall keep or cause to be kept at the principal office of the Corporation or at his office, the stock and transfer records of the Corporation, in which are contained the names of all stockholders and the record address, and the amount of stock held by each.

	Any Assistant Secretary shall have such powers as the Directors may from time to time designate.

	Section 9.	ASSISTANT SECRETARY.	Any Assistant Secretary shall have such
powers as the Directors may from time to time designate. In the absence of the Secretary from any meeting of stockholders, an Assistant Secretary, if one be elected, otherwise a Temporary Secretary designated by the person presiding at the meeting, shall perform the duties of the Secretary.

	Section 10. 	OTHER POWERS AND DUTIES.  Each officer shall, subject to
these By-Laws, have in addition to the duties and powers specifically set forth in these By-Laws, such duties and powers as are customarily incident to his office, and such duties and powers as the Directors may from time to time designate.

ARTICLE IV
Indemnification of Directors and Officers

	The Corporation shall to the extent legally permissible indemnify each of its directors and officers and each person who shall serve or shall have served at its request as a director or officer of another Corporation (and the heirs, executors and administrators of such director, officer and other person) against all expenses and liabilities which he has reasonably incurred in connection with or arising out of any actual or threatened action, suit or proceeding in which he may be involved by reason of his being or having been a director or officer of the Corporation or by reason of his serving or having served at its request as a director or officer of another Corporation
(whether or not he continues to be a director, or officer, at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements, provided no such indemnification shall be made in relation to matters as to which such director or officer shall be finally adjudged in any such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation.  In the event that a settlement or compromise of such action, suit or proceeding is effected, indemnification may be had but only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interest of the Corporation and that such director or officer does not appear not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation, and if the Board of Directors shall have adopted a resolution approving such settlement or compromise.

	The foregoing right of indemnification shall not be exclusive of other rights to which any director, officer or other corporate personnel may be entitled as a matter of law.

ARTICLE V
Capital Stock

	Section 1. 	CERTIFICATE OF STOCK.  Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may be prescribed from time to time by the Directors.  The certificate shall be signed by the President or a Vice President, and by the Treasurer or an
Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the
Corporation, such signatures may be facsimiles.  In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the time of its issue.

	Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the By-Laws, or any
agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy to the holder of such certificate upon written request and without charge.

	Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and right, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

	Section 2. 	TRANSFERS.  Subject to the restrictions, if any, stated or noted
on the stock certificates, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the
Corporation or its transfer agent may reasonably require.  Except as may be otherwise required by law, the Articles of Organization or these By-Laws, the
Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of the By-Laws.

	It shall be the duty of each stockholder to notify the Corporation of his post office address.

	Section 3. 	RECORD DATE.  The Directors may fix in advance a time of not more than sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting, and any adjournment thereof, or the right to receive such dividend or distribution or the right to give such consent or dissent.  In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date.  Without fixing such record date, the Directors may for any of such purposes close the transfer books for all or any part of such period.

	Section 4. 	REPLACEMENT OF CERTIFICATES.  In case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate may be issued in place thereof, upon such terms as the Directors may prescribe.

ARTICLE VI
Miscellaneous

	Section 1. 	FISCAL YEAR.  Except as from time to time otherwise
determined by the Directors, the fiscal year of the Corporation shall be the twelve months ending March 31.

	Section 2.	SEAL.  The seal of the Corporation shall, subject to
alterations by the Directors, bear its name, the word "Delaware" and the year of its incorporation.

	Section 3.	EXECUTION OF INSTRUMENTS.  All deeds, leases, transfers,
contracts, bonds, notes and other obligations authorized to be executed by an officer of the Corporation in its behalf shall be signed by the President or the Treasurer except as the Directors may generally or in particular cases otherwise determine.

	Section 4. 	VOTING OF SECURITIES.  Except as the Directors may
otherwise designate, the President or Treasurer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this Corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other Corporation or organization, the securities of which may be held by this Corporation. The President shall have the power to vote any such securities held by this Corporation unless the Directors shall, by vote, otherwise stipulate.

	Section 5. 	CORPORATE RECORDS.  The original, or attested copies, of
the Certificate of Incorporation, By-Laws and records of all meetings of the incorporates and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept at the principal office of the Corporation, or at an office of its transfer agent or of the Secretary. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to the inspection of any stockholder for any proper purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the Corporation.

	Section 6.	CORPORATION MAY ACT AS PARTNER.  The Corporation, in
accordance with the Certificate of Incorporation and the General Corporation Law of the State of Delaware, is hereby empowered to be a partner in any business enterprise which the Corporation would have power to conduct itself.

	Section 7. 	CERTIFICATE OF INCORPORATION.  All references in these By-
Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

	Section 8.	AMENDMENTS.  Except as otherwise required by law, these By-
Laws may at any time be amended by vote of the stockholders, provided that notice of the substance of the proposed amendment is stated in the notice of the meeting, or may be amended by vote of a majority of the Directors then in office, except that no amendment may be made by the Directors which alters the provisions of these By-Laws with respect to removal of Directors or the election of committees by Directors and delegation of powers thereto, or amendment of these By-Laws.  Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-Law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the
By-Laws.

ARTICLE VII
Repayment of Disallowed Expenses

	Any payments made to an officer of the Corporation such as a salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                                            APPENDIX D



                PROVISIONS OF THE GENERAL LAWS OF MASSACHUSETTS
               RELATING TO THE RIGHTS OF DISSENTING SHAREHOLDERS

                   (SECTIONS 86 TO 98 OF CHAPTER 156B OF THE
                        GENERAL LAWS OF MASSACHUSETTS)

  86. RIGHT OF APPRAISAL. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

  87. NOTICE OF STOCKHOLDERS MEETING TO CONTAIN STATEMENT AS TO APPRAISAL RIGHTS. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in section 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts."

  88. NOTICE TO OBJECTING STOCKHOLDER THAT CORPORATE ACTION HAS BECOME EFFECTIVE. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

  89. DEMAND FOR PAYMENT BY OBJECTING STOCKHOLDER. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

  90. DETERMINATION OF VALUE OF STOCK BY SUPERIOR COURT. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

  91. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF ETC.; PARTIES TO BILL ETC.; SERVICE OF BILL IN CORPORATION; NOTICE TO STOCKHOLDER PARTIES ETC. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

  92. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; ENTRY OF DECREE DETERMINING VALUE OF STOCK; DATE ON WHICH VALUE IS TO BE DETERMINED. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation, or accomplishments of the proposed corporate action.

  93. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; COURT MAY REFER BILL, ETC., TO SPECIAL MASTER TO HEAR PARTIES, ETC. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

  94. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; STOCKHOLDER PARTIES MAY BE REQUIRED TO SUBMIT THEIR STOCK CERTIFICATES FOR NOTATION THEREON OF PENDENCY OF BILL, ETC. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

  95. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; TAXATION OF COSTS, ETC.; INTEREST ON AWARD, ETC. The costs of the bill including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

  96. STOCKHOLDER DEMANDING PAYMENT FOR STOCK NOT ENTITLED TO NOTICE OF STOCKHOLDERS' MEETINGS OR TO VOTE STOCK OR TO RECEIVE DIVIDENDS, ETC.; EXCEPTIONS. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) A bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

  Notwithstanding the provisions of clauses (1) to (3) inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

  97. CERTAIN SHARES PAID FOR BY CORPORATION TO HAVE STATUS OF TREASURY STOCK, ETC. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

  98. ENFORCEMENT BY STOCKHOLDER OF RIGHT TO RECEIVE PAYMENT FOR HIS SHARES TO BE EXCLUSIVE REMEDY; EXCEPTION. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                                           APPENDIX E

CTC COMMUNICATIONS CORP.
1998 INCENTIVE PLAN


1.	 DEFINED TERMS

	Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.


2.	GENERAL

	The Plan has been established to advance the interests of the Company by giving selected Employees, directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates Stock-based incentives or incentives based on Performance Criteria.


3.	ADMINISTRATION

	The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan. Once an Award has been communicated in writing to a Participant, the Administrator may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so in writing at the time of such communication. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception.


4.	LIMITS ON AWARD UNDER THE PLAN

	a.	Number of Shares.  A maximum of 1,500,000 shares of Stock may be
delivered in satisfaction of Awards under the Plan.   For purposes of the
preceding sentence, the following shares shall not be considered to have been delivered under the Plan: (i) shares remaining under an Award that terminates without having been exercised in full; (ii) shares subject to an Award, where cash is delivered to a Participant in lieu of such shares;
(iii)  shares of Restricted Stock that have been forfeited in accordance with the terms of the applicable Award; and (iv) shares held back, in satisfaction of the exercise price or tax withholding requirements, from
shares that would otherwise have been delivered pursuant to an Award.   The
number of shares of Stock delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

	b.	Type of Shares.  Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

	c.	Option & SAR Limits.  The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year, the maximum number of shares of Stock subject to SARs granted to any person in any calendar year and the aggregate maximum number of shares of Stock subject to other Awards that may be delivered to any person in any calendar year shall each be 1,000,000. For purposes of the preceding sentence, the repricing of a Stock Option or SAR shall be treated as a new grant to the extent required under Section 162(m). Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Stock then available for Awards under the Plan.

	d.	Other Award Limits.  No more than $1,000,000 may be paid to any individual with respect to any Cash Performance Award. In applying the limitation of the preceding sentence: (A) multiple Cash Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one limit of such amount, and (B) multiple Cash Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to a separate limit of such amount. With respect to any Performance Award other than a Cash Performance Award or a Stock Option or SAR, the maximum
Award opportunity shall be 1,000,000 shares of Stock or their equivalent value in cash, subject to the limitations of Section 4.c.

5.	ELIGIBILITY AND PARTICIPATION

	The Administrator will select Participants from among those key Employees, directors and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

6.	RULES APPLICABLE TO AWARDS

	a.	ALL AWARDS

		(1)	Terms of Awards.  The Administrator shall determine the
terms of all Awards subject to the limitations provided herein.

		(2)	Performance Criteria.  Where rights under an Award depend
in whole or in part on satisfaction of Performance Criteria, actions by the Company that have an effect, however material, on such Performance Criteria or on the likelihood that they will be satisfied will not be deemed an amendment or alteration of the Award.

		(3)	Alternative Settlement.  The Company may at any time
extinguish rights under an Award in exchange for payment in cash, Stock (subject to the limitations of Section 4) or other property on such terms as the Administrator determines, provided the holder of the Award consents to such exchange.

		(4)	Transferability Of Awards.  Except as the Administrator
otherwise expressly provides, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

		(5)	Vesting, Etc.   Without limiting the generality of Section
3, the Administrator may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.
Unless the Administrator expressly provides otherwise, immediately upon the cessation of the Participant's employment or other service relationship with the Company and its Affiliates, an Award requiring exercise will cease to be exercisable, and all Awards to the extent not already fully vested will be forfeited, except that:

	(A)	all Stock Options and SARs held by a Participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable by such Participant's executor or administrator or the person or persons to whom the Stock Option or SAR is transferred by will or the applicable laws of descent and distribution, for the lesser of (i) a one year period ending with the first anniversary of the Participant's death or
(ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.a.(5) and shall thereupon terminate;

	(B)	All Stock Options and SARs held by the Participant immediately prior to the cessation of the Participant's employment or other service relationship for reasons other than death and except as provided in (C) below, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6.a.(5), and shall thereupon terminate; and

	(C)	all Stock Options and SARs held by the Participant whose
cessation of employment or other service relationship is determined by the Administrator in its sole discretion to result for reasons which cast such discredit on the Participant as to justify immediate termination of the Award shall immediately terminate upon such cessation.

Unless the Administrator expressly provides otherwise, a Participant's "employment or other service relationship with the Company and its Affiliates" will be deemed to have ceased, in the case of an employee Participant, upon termination of the Participant's employment with the Company and its Affiliates (whether or not the Participant continues in the service of the Company or its Affiliates in some capacity other than that of an employee of the Company or its Affiliates), and in the case of any other Participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Affiliates in some other capacity).

		(6)	Taxes.  The Administrator will make such provision for the
withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements.

		(7)	Dividend Equivalents, Etc.  The Administrator may provide
for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

		(8)	Rights Limited.  Nothing in the Plan shall be construed as
giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

		(9)	Section 162(m).  In the case of an Award intended to be
eligible for the performance-based compensation exception under Section
162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m) (other than a Stock
Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant), the Committee shall in writing preestablish one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to payment of any Performance Award (other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant) intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the Performance Criteria have been attained and such determination shall be final and conclusive. If the Performance Criteria with respect to any such Award are not attained, no other Award shall be provided in substitution of the Performance Award.

	b.	AWARDS REQUIRING EXERCISE

		(1)	Time And Manner Of Exercise.  Unless the Administrator
expressly provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

		(2)	Exercise Price.  The Administrator shall determine the
exercise price of each Stock Option provided that each Stock Option intended to qualify for the performance-based exception under Section 162(m) of the Code and each ISO must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant. An ISO granted to an Employee described in Section 422(b)(6) of the Code must have an exercise price that is not less than 110% of such fair market value.

		(3)	Payment Of Exercise Price, If Any.  Where the exercise of
an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator (with the consent of the optionee of an ISO if permitted after the grant), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Administrator approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by delivery of a promissory note of the person exercising the Award to the Company, payable on such terms as are specified by the Administrator, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award shall require an exercise price equal to at least the par value of such shares.

		(4)	Reload Awards.  The Administrator may provide that upon
the exercise of an Award, either by payment of cash or (if permitted under Section 6.b.(3) above) through the tender of previously owned shares of Stock, the Participant or other person exercising the Award will automatically receive a new Award of like kind covering a number of shares of Stock equal to the number of shares of Stock for which the first Award was exercised.

		(5)	ISOs.  No ISO may be granted under the Plan after November
16, 2008, but ISOs previously granted may extend beyond that date.

	c.	AWARDS NOT REQUIRING EXERCISE

	Awards of Restricted Stock and Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the Awarded shares of Stock, or
(ii) cash or other property having a value not less than the par value of the Awarded shares of Stock plus such additional amounts (if any) as the Administrator may determine payable in such combination and type of cash, other property (of any kind) or services as the Administrator may determine.


7.	EFFECT OF CERTAIN TRANSACTIONS

	a.	MERGERS, ETC.

	In the event of a Covered Transaction, all outstanding Awards shall vest and if relevant become exercisable and all deferrals, other than deferrals of amounts that are neither measured by reference to nor payable in shares of Stock, shall be accelerated, immediately prior to the Covered Transaction and upon consummation of such Covered Transaction all Awards then outstanding and requiring exercise shall be forfeited unless assumed by an acquiring or surviving entity or its affiliate as provided in the following sentence. In connection with any Covered Transaction in which there is an acquiring or surviving entity, the Administrator may provide for substitute or replacement Awards from, or the assumption of Awards by, the acquiring or surviving entity or its affiliates, any such substitution, replacement or assumption to be on such terms as the Administrator determines.


	b.	CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK

		(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4.a. and to the maximum share limits described in Section 4.b., and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

		(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to common stockholders other than those provided for in Section 7.a. and 7.b.(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder; provided, that no such adjustment shall be made to the maximum share limits described in Section 4.c. or 4.d., or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception, nor shall any change be made to ISOs except to the extent consistent with their continued qualification under Section 422 of the Code.

		(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock shall be construed to include any stock or securities resulting from an adjustment pursuant to Section 7.b.(1) or 7.b.(2) above.


8.  	LEGAL CONDITIONS ON DELIVERY OF STOCK

	The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.


9.  	AMENDMENT AND TERMINATION

	Subject to the last sentence of Section 3, the Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code and for Awards to be eligible for the performance-based exception under Section 162(m).


10.	NON-LIMITATION OF THE COMPANY'S RIGHTS

	The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.


11.	GOVERNING LAW

	The Plan shall be construed in accordance with the laws of the State of Massachusetts.

	EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

"Administrator": The Board or, if one or more has been appointed, the Committee.

"Affiliate": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

"Award":  Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Deferred Stock.

(vi) Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

(vii) Cash Performance Awards.

(viii) Performance Awards.

(ix) Grants of cash, or loans, made in connection with other
Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant.

"Board":  The Board of Directors of the Company.

"Cash Performance Award": A Performance Award payable in cash. The right of the Company under Section 6.a.(3) to extinguish an Award in exchange for cash or the exercise by the Company of such right shall not make an Award otherwise not payable in cash a Cash Performance Award.
"Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

"Committee": One or more committees of the Board which in the case of Awards granted to officers of the Company shall be comprised solely of two or more outside directors within the meaning of Section 162(m). Any Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

"Company":  CTC Communications Corp.

"Covered Transaction": Any of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company.

"Deferred Stock": A promise to deliver Stock or other securities in the future on specified terms.

"Employee":  Any person who is employed by the Company or an Affiliate.

"ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. No Stock Option Awarded under the Plan will be an ISO unless the Administrator expressly provides for ISO treatment.

"Participant": An Employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

"Performance Award": An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

"Performance Criteria": Specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an Award. For purposes of Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; network deployment; sales of particular products or services; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

"Plan": The CTC Communications Corp. 1998 Incentive Plan as from time to time amended and in effect.

"Restricted Stock": An Award of Stock subject to restrictions requiring that such Stock be redelivered to the Company if specified conditions are not satisfied.

"Section 162(m)":  Section 162(m) of the Code.

"SARs": Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

"Stock":  Common Stock of the Company, par value $ .01 per share.

"Stock Options": Options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

"Unrestricted Stock": An Award of Stock not subject to any restrictions under the Plan.

PROXY

CTC COMMUNICATIONS CORP.
1998 ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Leonard R. Glass and John D.
Pittenger and each of them, the true and lawful attorneys and agents for the undersigned, with full power of substitution, for and in the name of the undersigned, to act for the undersigned and vote all stock the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of CTC Communications Corp. to be held on Monday, November 16, 1998 at 9:30 a.m., local time, at the offices of the Company, 360 Second Avenue, Waltham, Massachusetts, and at any and all adjournments thereof, on the matters listed on the reverse side of this card.

 The undersigned hereby acknowledges receipt of the Annual Report to Stockholders for the Fiscal Year ended March 31, 1998, Proxy Statement and Notice of Annual Meeting dated _____________, 1998.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF BOTH NOMINEES TO SERVE AS CLASS I DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3 AND 4.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


(Please sign exactly as your name appears on your stock certificate. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.)

Has your address changed?         Do you have any comments?

______________________________ _______________________________
_____________________________ _______________________________
______________________________ _______________________________

[X]     PLEASE MARK VOTES                      CTC COMMUNICATIONS CORP.
        AS IN THIS EXAMPLE


(1) In favor of the following nominees as Class I Directors to serve until the Annual Meeting of Stockholders in 2001 and until each successor is duly elected and qualified;

FOR [ ]  WITHHOLD [ ]      FOR BOTH EXCEPT [ ]

HENRY HERMANN             RALPH C. SILLARI

        Instruction: To withhold authority to vote for either or both nominees, check the "For Both Except" box and strike a line through the nominee's name in the list above. Unless authority to vote for both foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

(2)     Proposal to approve the Reorganization.

FOR [ ]    AGAINST  [ ]             ABSTAIN [ ]

(3)     Proposal to approve the 1998 Incentive Plan.
FOR [ ]    AGAINST  [ ]             ABSTAIN [ ]

(4) Proposal to ratify the appointment of Ernst & Young LLP as the independent accountants of the Company.

FOR [ ]    AGAINST  [ ]               ABSTAIN  [ ]

(5) In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.
FOR [ ]    AGAINST  [ ]               ABSTAIN  [ ]

Mark the box at right if comments or address change have been noted on the reverse side of this card. [ ]

Please be sure to sign and date this Proxy.          Date________________

Stockholder sign here_____________________________
Co-owner sign here________________________________